UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-6722
                                    ----------------------

                               The HomeState Group
                               -------------------
               (Exact name of registrant as specified in charter)

                   1703 Oregon Pike, Suite 101, Lancaster, PA
                   -------------------------------------------
        (Address of principal executive offices)           (Zip code)

                        Citco Mutual Fund Services, Inc.
                        --------------------------------

              83 General Warren Blvd., Suite 200, Malvern, PA 19355
              -----------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 800-232-0224
                                                    ------------

Date of fiscal year end: 06/30/2005
                         ----------

Date of reporting period: 12/31/2004
                          ----------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORTS TO SHAREHOLDERS

The following is a copy of the Semi-Annual Report to Shareholders for the period ended December 31, 2004 pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).


                                     [LOGO]
                                     EMERALD
                                     -------
                                  MUTUAL FUNDS

                               DRIVEN BY RESEARCH


                      SEMI-ANNUAL REPORT DECEMBER 31, 2004


                                  GROWTH FUND
                                 Class A: HSPGX
                                 Class C: HSPCX


                              BANK & FINANCE FUND
                                 Class A: HSSAX
                                 Class C: HSSCX


                                TECHNOLOGY FUND
                                 Class A: HSYTX
                                 Class C: HSYCX

================================================================================
EMERALD MUTUAL FUNDS
REPORT FROM MANAGEMENT
--------------------------------------------------------------------------------

                                                                February 7, 2005

Dear Shareholder:

             Market & Economic Review and Fund Performance Analysis

"Economic Outlook"

Many pundits have called 2004 "the Year of the Small Cap Stock," because small caps outperformed large caps by a significant amount. But this wasn't really accurate, as only a few sectors really added value during the year.

A CNBC commentator said it best at the end of the year when he stated that it was really "the Year of the Commodity," as steel, copper, aluminum, and energy stocks outperformed for the year. These cyclical stocks are very difficult for a fundamental manager such as Emerald to overweight because they provide very little added value. Their stock prices to a large extent are based on the value of the commodity rather than differentiated growth drivers or value added components, etc. The chart below illustrates the significance of the appreciation in these groups during the year.

--------------------------------------------------------------------------------
                                                4th Quarter 2004       FY 2004
--------------------------------------------------------------------------------
Russell 2000 Growth - Energy                          11.28%            50.81%
--------------------------------------------------------------------------------
Russell 2000 Growth -Materials                        11.81%            28.00%
--------------------------------------------------------------------------------
Russell 2000 Growth -Oils                              6.26%            27.24%
--------------------------------------------------------------------------------
S&P Sm Cap Oil & Gas Index                             0.36%            55.00%
--------------------------------------------------------------------------------
S&P Sm Cap Metals Index                               14.42%            59.00%
--------------------------------------------------------------------------------
S&P Sm Cap Steel Index                                16.13%            68.60%
--------------------------------------------------------------------------------
S&P Sm Cap Materials Index                            11.98%            37.90%
--------------------------------------------------------------------------------

While we often hear about the market's "wall of worry," the economy had to climb its own wall in 2004. Higher energy prices, the continuous terrorist alerts, Osama's tapes and threats, the unconventional continuation of the war in Iraq and the absence of new tax cuts still couldn't stop the economy from growing at a better than 4% rate. This was well above the 2.7% long-term average GDP growth rate. For 2005, we will also face a lower dollar to offset the ever-expanding trade deficit. A better than expected economy though must rely upon several of these constraints being broken in 2005. At the end of the year, crude oil costs dropped by more than $10 a barrel. Which of the other factors may turn positive is conjecture at best.

One of the missing pieces of this recovery was employment growth. During the year, the market's fixation on the monthly numbers certainly held back the market until November. As we looked for a reason, we found a very high level of continuing layoffs, especially in the manufacturing and technology industry. We find this very unusual for this point in an economic recovery cycle. These layoffs have the effect of offsetting the positive job growth which is occurring in this economy. The fact is that many companies in these two sectors have yet to grasp the reality of productivity gains of competitors and their worldwide competition.


                                                                               1
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EMERALD MUTUAL FUNDS
REPORT FROM MANAGEMENT -- CONTINUED
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Companies that didn't, or couldn't, exhibit earnings recovery a year and a half into the recovery had to finally bite the bullet and take the drastic action of layoffs. While job growth has not been robust, these late stage laggards have pressured the job creation side of the equation.

At the recent American Economic Association meeting, several economists presented information that agrees with our conclusion that now, increased demand can only be met by increasing this workforce. An increase of 200,000+ jobs should continue to keep the consumer segment at least at parity. The economists cited four industries - durable goods, manufacturers informational technology, transportation, and professional and technical services (telecom fits here). In their analysis, they cite the excessively long period of restructuring as a result of the excessive bubble economy in the late 90's.

EMERALD GROWTH FUND

                                                 PERFORMANCE RESULTS FOR PERIODS ENDED DECEMBER 31, 2004
                                     -------------------------------------------------------------------------------------
                                                                    AVERAGE ANNUAL RETURN                          TOTAL
                                       TOTAL          ----------------------------------------------------        RETURNS
                                       RETURN          ONE          FIVE             TEN           SINCE           SINCE
FUND/INDEX                           SIX MONTHS        YEAR         YEARS           YEARS        INCEPTION       INCEPTION
----------                           ----------       -----         -----           -----        ---------       ---------
Emerald Growth
  Fund - Class A*
    At NAV                              3.98%          4.14%        -1.89%          13.23%         13.20%          357.02%
    At MOP                             -0.96%         -0.82%        -2.84%          12.68%         12.75%          335.26%
Russell 2000G Index                     8.16%         14.31%        -3.57%           7.12%          8.01%          157.30%
Russell 2000 Index                     10.83%         18.33%         6.61%          11.53%         12.05%          303.19%
Morningstar - Small Company
  Funds Index                           7.66%         11.95%         0.24%          12.59%         12.88%          341.30%

Past performance is no guarantee of future results. Emerald Growth Fund returns at NAV do not include the effects of the Fund's Class A maximum 4.75% sales charge; returns at MOP do. The Russell 2000 Index measures the performance returns of 2000 small-cap companies. Investments cannot be made in an index. The Morningstar Small-Company Funds Average represents 756, 402, 123 and 59 small-company funds, respectively, for total return without regard to sales charges for the One Year, Five Year, Ten Year and Since Inception (10/1/92) periods. All performance results assume reinvestment of dividends. As you review the results above, please note that the Fund has invested in a variety of initial public offerings (IPO's). The performance of IPO's may have a greater impact on the performance results of a smaller fund, and may lessen as the Fund's assets grow.

The fourth quarter brought with it a sorely needed rally, saving the year and sending growth returns into the black. Post election the Russell 2000 increased in excess of 14%, with strength experienced with double digit returns posted across the majority of Russell 2000 Growth Sectors. Despite this rally, to say 2004 was a difficult year for fundamental managers is an understatement. Lehman Brothers reported that 2004 was a hard year to outperform the Russell 2000 style indices. Less than half of Growth or Value managers outperformed their benchmark. They attribute the average underperformance to managers' unwillingness to own enough Energy, Industrial or Material stocks, while owning too much Technology. The Russell 2000 Technology sector posted a loss of 2.2% for all of 2004. Emerald chose the latter and performance suffered as a result.


2
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EMERALD MUTUAL FUNDS
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We believe however that the tide may be turning, as the momentum in these sectors began to wane during the fourth quarter in favor of Technology, Producer Durables and Consumer Discretionary and while Emerald's performance continued to lag the index this quarter, relative performance improved each month in the quarter, culminating with greater than 90 basis points of outperformance in the month of December. Strength in the Technology sector continued to build throughout the quarter and was the greatest source of return, with Consumer Discretionary a close second. Sources of weakness during the month included Materials and Services and Healthcare. Within Materials and Services our underperformance came both as a result of our relative underweight position (Emerald portfolio's were underweight by approximately 50%) and the underperformance of GrafTech (GTI), a manufacturer of natural and synthetic graphite and carbon products, which declined 30% during the quarter. During its Q3-04 conference call, management reported disappointing contract electrode pricing for 2005 as average contract pricing came in at 8% lower than analysts expectations. Our Healthcare exposure in the 4th quarter continued to be our weakest relative performer. This sector cost us approximately 445 basis points over the course of the year. Outside of those industry groups Emerald experienced significant performance from companies such as Psychiatric Solutions
(PSYS) a provider of in-patient behavioral health care services which appreciated 44% during the quarter and Visx (EYE) VISX, Incorporated. EYE shares closed an up 2004 on a positive note as the October 2004 announcement that the company is being acquired by Advanced Medical Optics (AVO - NYSE) drove a 25% rise in the shares in Q4-04. The acquisition validated our positive viewpoint regarding the company's leadership position in the laser vision correction industry and the growth opportunities provided by the recently approved Custom LASIK technology, as well as soon to be commercialized technologies for the treatment of hyperopia and presbyopia.

Healthcare has remained difficult, with particular weakness in our biotechnology and drugs and pharmaceutical holdings. Emerald has been struggling in this segment since the beginning of third quarter, as the risk aversion of the market place had already been placing pressure on the riskiest components of the sector, biotech and drugs and pharmaceuticals. Combine the existing negative market predisposition with the flu vaccine debacle and the withdrawal of Merck's blockbuster drug Vioxx from the marketplace over safety concerns, and we have a crisis of confidence in the FDA and an Agency in turmoil. The ripple effect of which has created pro-forma concerns about not only the safety and efficacy of existing drugs, but also the ability of these companies to obtain future FDA approvals. The FDA has already been overwhelmed by the volume of NDA and BLA applications as evidenced by the number of PDUFA extensions that have occurred over the last six months and with these recent wrinkles we have become increasingly concerned over the ability to get drugs to final approval and at what cost. In light of these issues and the ongoing uncertainty Emerald has reduced both its biotech and drugs and pharmaceutical holdings and in so doing moved to an underweight position in healthcare. We aggressively reallocated dollars during the course of the quarter into other sectors including Consumer and Technology where we believe the risk/reward is more favorable. These moves resulted in the improved performance on a month to month basis as we progressed through the quarter. The biotech exposure that we have retained is focused on areas of truly unmet medical needs, such as Telik (TELK) a biopharmaceutical company that discovers, develops and commercializes small molecule drugs addressing largely difficult cancers. The company currently has two drug candidates Telcyta for solid tumors found in ovarian, lung and breast cancers. It is products like this that we believe will remain a priority of the FDA as


                                                                               3
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EMERALD MUTUAL FUNDS
REPORT FROM MANAGEMENT -- CONTINUED
--------------------------------------------------------------------------------

evidenced by the approvals of Sepracor's Lunesta and Genzyme/Bioenvision's Clolar. Despite the broad difficulties, our investment philosophy remains focused on companies with superior products and/or technology platforms addressing a vast array of medical needs, where there are no real clinical options and/or the existing drugs and devices provide little or no benefit. Outside of biotech industry we remain committed to opportunities within medical systems and instruments as well as certain opportunities within healthcare services and facilities.

Portfolio returns improved as a result of the reallocation of assets as Emerald's Technology holdings during the third quarter collectively outpaced the index by 195 basis points. The greatest contributors to this strong performance were:

      o Micros (MCRS - NASDAQ), MCRS shares were our leading positive contributor in Q4, rising 56%. The bulk of the share price appreciation came in the weeks following the announcement of much better than expected FQ1-05 (Sep) financial results, in which MCRS reported y/y EPS growth of 100% and exceeded the sell-side consensus estimate by 52%. MCRS is the dominant provider of point of sale
            (POS) technology to the restaurant, lodging, and specialty retail industries. The company is seeing strength across all business segments driven by continued unit expansion within the restaurant industry, a cyclical rebound in the lodging industry, and the successful integration of the Datavantage acquisition in the specialty retail industry.

      o Ixia (XXIA - NASDAQ), the leading supplier of networking test systems used in development and production. Its shares rose 44% during Q4. The stock received a boost in October from strong Q3 results of record revenues (up 39% y-y) and record bookings. These results confirm a successful execution of the company's product expansion/diversification strategy and, we believe, are a precursor to further growth in 2005.

We were similarly rewarded in the reallocation of dollars into Consumer Discretionary, netting approximately 200 basis points in outperformance in that sector. Contributors to that outperformance included:

      o Tempur-Pedic International (TPX) a manufacturer, marketer and distributor of visco-elastic foam mattresses and pillows. Sales in its most recent quarter grew nearly 50%, beating estimates by a wide margin as the company continues to expand its market presence, driving a 37% return for the quarter.

      o American Eagle Outfitters (AEOS) a specialty retailer of apparel targeting teenagers. During the course of the 4th quarter, the company revised guidance higher two times, increasing its original earnings guidance by 30%. Upside was driven by double digit same store sales gain during the months of November and December. Shares of AEOS appreciated 28% in the quarter.

The December quarter was a strong quarter for Technology stocks as post-election confidence and seasonal consumer market strength offset earlier concerns of the economy and inventories. As stated above Emerald's Technology exposure increased during the fourth quarter resulting in a 150 bps increase in our total exposure bringing our overweight position to 416 basis points. As we enter 2005, we believe there is the potential for continued volatility in the Technology sector as the industry continues to deal with: off-shore production and service outsourcing; higher growth in consumer electronics with higher price erosion dynamics; the shift to a 2H semiconductor season; shrinking of the component food chain; and continued global economic conditions. Despite this, Emerald believes there are niche opportunities within a variety of industries. In semiconductors


4
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EMERALD MUTUAL FUNDS
REPORT FROM MANAGEMENT -- CONTINUED
--------------------------------------------------------------------------------

we believe there are growth opportunities in areas such as digital TVs and MP3 players as these products are still in the early adopter phase of a significant product cycle. In semiconductor capital equipment, yield and cost improvements have been validated at 300mm by Intel and others are helping to continue to drive other semiconductor manufacturers to continue their transition to the next generation process technologies 300mm/90nm. We remained focused on those companies providing the tools for this transition. In the networking and telecom industry we expect modest growth in corporate networking spending, and continued infrastructure spending in Asia and Europe. During 2005, we believe there will be a distinct growth in domestic infrastructure spending as the industry's "triple play" strategy to offer voice, data, and video accelerates. We have focused on suppliers of networking equipment targeting video-on-demand, broadband and Internet telephony. Outside of chips and equipment as we look to 2005, we believe increased merger and acquisition activity will be a driving catalyst for the IT Services and Software industry sector, as larger vendors look to expand their current product offerings and expand their existing customer base. Additionally, after spending much of 2004 testing for Sarbanes-Oxley 404 compliance, we believe that many corporations will look to automate many of their internal processes through the use of application software.

The Financial sector is equal-weight relative to the index. We have maintained our positioning within this sector as small cap banks continued to see market share gains exhibited in both deposit and commercial loan growth. Throughout the year the major task facing community banks was the replacement of mortgage origination and refinancing with commercial real estate, C&I loans, or other consumer loans based on the local specialty/niche that each institution has. This is clearly visible in the loan growth seen in Emerald's holdings. Loan growth from the second quarter to the third remained relatively stable at about 4.6%, which is significantly up from the first quarter, which posted 3.1% loan growth. The pick-up in the second and third quarters was due to acquisitions and growing commercial loan demand. This 4.6% quarter-over-quarter growth indicates that the banks were able to successfully replace the mortgage origination and refinancing loans with other types of loans. Had they failed at this, we would have seen the loan growth fall off substantially. The additional increases to the fed funds rate during the quarter should continue to improve most of the community banks' net interest margins due to their asset sensitivity. Additionally, we expect that the growth in C&I lending should continue as the economy picks up steam and small businesses expand.

Consumer Discretionary currently is overweight relative to the index. Emerald is currently overweight consumer discretionary by 280 basis points and has increased our weighting by over 3 percent this quarter, as a result of appreciation, increased weighting in several existing positions as well as the initiation of several new positions. Within the sector we continue to be highly diversified among several industry groups as we believe opportunities are abound for companies providing the best products and services. In the last quarter we added exposure to internet advertising, rental and leasing, home furnishings, toys and commercial services, as well as beverages. Each company and each exposure is subject to company specific dynamics that are driving their growth, which we believe are independent in many ways of the more macro issues such as the price of oil, rising interest rates, and the general volatility in consumer confidence. In internet advertising, for example we believe the next major wave of growth in Internet advertising will be branded advertising using rich media. Branded advertising essentially refers to the delivery of TV-like advertisements over the Internet. Branded advertising is being driven by advancements in rich media technology, the proliferation of broadband Internet access


                                                                               5
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EMERALD MUTUAL FUNDS
REPORT FROM MANAGEMENT -- CONTINUED
--------------------------------------------------------------------------------

making the efficient delivery of rich media possible, and the movement of consumer "eyeballs" to the Internet. The Internet currently accounts for over 14% of media usage and accounts for only 3% of total advertising dollars. As a result, we see a continuation of the shift of advertising toward the Internet. Our focus is both on the leading content-oriented websites, which are the best positioned to capture these dollars as well as the companies providing the ad serving technology and related services.

Outside of the major economic sectors we have reduced our exposure to Energy (under-weight) given the recent pullback in the price of oil, and have maintained positions in Auto and Transportation (under-weight) and Materials and Processing (under-weight).

In our third quarter commentary we talked about the macro events that continued to depress growth stocks during the year. Two of these depressants appear to have been removed (the uncertainty over the election) or reversed (the terrorism premium in the price of energy). While we don't believe markets can change from severe risk averseness to one embracing risk overnight the change in sentiment nonetheless appears to be quite significant. Other risks remain in the forefront of the market: the twin deficits, the risk of higher interest rates and the risk that inflation will have a negative impact whenever raised by the bears. While these all have some merit, we still believe the slope of the yield curve indicates that the Fed has not tightened to the point of stalling the economy. We will take these risks into account as we progress through the year.

Nonetheless, economic growth should continue its above trend growth track, valuations aren't unreasonable and earnings growth while not accelerating is anticipated to maintain a healthy rate of growth. All positives. We were on the wrong side of the risk reduction trend that prevailed throughout the first 9 months of 2004. But trends don't last forever and the tide can change quickly as witnessed by the overall good performance of growth stocks since Election
Day. Fundamental growth factors will once again be in favor and when this occurs we believe our research and portfolio process will be rewarded.

EMERALD SELECT BANKING AND FINANCE FUND

                                                 PERFORMANCE RESULTS FOR PERIODS ENDED DECEMBER 31, 2004
                                     -------------------------------------------------------------------------------------
                                                                    AVERAGE ANNUAL RETURN                          TOTAL
                                       TOTAL          ----------------------------------------------------        RETURNS
                                       RETURN          ONE          THREE           FIVE           SINCE           SINCE
FUND/INDEX                           SIX MONTHS        YEAR         YEARS           YEARS        INCEPTION       INCEPTION
----------                           ----------       -----         -----           -----        ---------       ---------
Emerald Select Banking & Finance
   Fund - Class A*
     At NAV                            15.82%         20.70%        25.99%          21.61%         16.38%          230.05%
     At MOP                            10.33%         14.97%        23.97%          20.43%         20.43%          214.34%
Russell 2000 Index                     10.83%         18.33%        11.48%           6.61%          8.87%           94.76%
Morningstar - Specialty
   Financial Funds Index               11.14%         13.71%        10.78%          10.92%          N/A              N/A

* Prior to 10/20/98 the Fund, called the Select Opportunities Fund, pursued a different objective.

Past performance is no guarantee of future results. The Select Banking and Finance Fund returns at NAV do not include the effects of the Fund's Class A maximum 4.75% sales charge; returns at MOP do. The Russell 2000 Index measures the performance returns of 2000 similar-cap companies. Investments cannot be made in an index. The Morningstar Financial Funds Average represents 125, 101, 66 and 22 financial services funds, for total return without regard to sales charges for the One Year, Three Year and Five Year, and Since Inception (2/18/97) periods respectively. All performance results assume reinvestment of dividends.


6
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EMERALD MUTUAL FUNDS
REPORT FROM MANAGEMENT -- CONTINUED
--------------------------------------------------------------------------------

Small cap banks continued to see market share gains exhibited in both deposit and commercial loan growth. Throughout the year the major task facing community banks was the replacement of mortgage origination and refinancing with commercial real estate, C&I loans, or other consumer loans based on the local specialty/niche that each institution has. This is clearly visible in the loan growth seen in Emerald's holdings. Loan growth for Emerald holdings in the third quarter remained relatively in line with second quarter growth at about 4.6%, which is significantly up from first quarter growth of 3.1%. The pick-up in the second and third quarters was due to acquisitions and growing commercial loan demand. This 4.6% quarter-over-quarter growth indicates that the banks were able to successfully replace the mortgage origination and refinancing loans with other types of loans. Had they failed at this, banks would have seen the loan growth fall off substantially.

The community banks offer excellent competitive advantages to their bigger peers. Some of these advantages are:

      1) Superior customer service - This is the best advantage a community bank has over a bigger bank. Employees at all levels of the bank know their customers by name and make sure they are taken care of. As technology continues to be an even greater part of our lives, personal service will never be replaced; people like to be known by name rather than their checking account number.

      2) Superior asset quality - The personal service translates into better underwriting. Community bank lenders know their customers on a more personal level than a big bank can. This relationship between the community bank lender and the customer gives the lender a better understanding of the business, which translates into stronger underwriting.

      3) Stable loan growth - Not only does the community bank benefit from the natural business growth in its market, it is also well positioned to pick up some additional loans from big bank customers that are not getting the superior customer service that they want.

      4) Higher net interest margins - Big banks attract customers by offering low rates on loans and high rates on deposits. Community banks do not have to be as competitively priced due to their superior customer service. Higher margins translate into a stronger bottom line. Community banks under $2.5 billion in market cap, as a group, saw an increase of 3 basis points in their margin from the 2nd to 3rd quarter, ending at 3.99%. Banks above $2.5 billion in market cap also saw a 3 bps increase in the margin, but the average was 44 bps lower at 3.55%.

The additional increases to the fed funds rate during the quarter should continue to improve most of the community banks' net interest margins due to their asset sensitivity. Additionally, Emerald expects that the growth in C&I lending, which will further help margins, should continue as the economy picks up steam and small businesses expand.

Asset quality continues to be a focal point for the entire banking sector. At this point, ratios measuring asset quality have stabilized, coming off of their continued improvement over the last several quarters. Nonperforming assets to total assets for our holdings had a median of 29 bps in the third quarter, and we are expecting fourth quarter results to be very similar. All banks, as a group, saw asset quality stabilize at a median of 35 bps. This is seven points higher than in the third quarter of 2003 and marks the fourth consecutive quarter of stable or improving NPA/As. This is also the lowest level of NPA/As since the fourth quarter of 2000. We expect that asset quality will continue to remain strong in the projected future, and we continue to monitor this for each of our holdings. The relationships that local lenders have with their customers gives them a better pulse on the borrower's business; the bank can then adjust for any changes ahead of any surprises.


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New York Attorney General Elliot Spitzer has created uncertainty in the insurance sector due to his ongoing investigations into illegal and unethical business practices, such as bid rigging. So far, Spitzer has brought criminal charges on six insurance executives. He continues to pursue more individuals as well as companies and no one is certain when the investigations will end. The focus on the investigations was very evident from the third quarter earnings conference calls. Many of the smaller companies tried to reassure investors that they were not involved in any illegal practices. To add insult to injury, the insurance sector also saw a decline in premium pricing as the competitive environment increased. But again, the smaller names were not as susceptible because many of them have a defined niche or they offer better service than bigger insurers and can justify higher premiums. Banks continued to see merger and acquisition activity during the fourth quarter with small deals dominating most of the activity. For the year, Emerald held eleven banks that were acquired, which contributed about one percentage point to our total return for the year in the Bank & Finance Fund.

2004 posted about as many bank and thrift company deals as did 2003. However, the average deal size almost doubled to $610 million. Higher deal multiples were also up in 2004 over 2003. The average price/book deal multiple came up from 2.05x to 2.21x.

We expect M&A activity to continue, especially in areas like Texas and California, where growth is strong and demographics are favorable. Texas, in particular, has been a hot area for consolidation; everyone wants to be there, and the easiest way to enter the market is through an acquisition. Emerald has excellent exposure to the Texas market. As the state continues to prosper, out-of-state companies will increase their desire to get into Texas, and will do so most likely through acquisitions. Our Texas holdings will benefit either from a takeout directly or from the market share opportunities available to our banks from the disruption of an acquisition.

EMERALD SELECT TECHNOLOGY FUND

                                                 PERFORMANCE RESULTS FOR PERIODS ENDED DECEMBER 31, 2004
                                     -------------------------------------------------------------------------------------
                                                                    AVERAGE ANNUAL RETURN                          TOTAL
                                       TOTAL          ----------------------------------------------------        RETURNS
                                       RETURN          ONE          THREE           FIVE           SINCE           SINCE
FUND/INDEX                           SIX MONTHS        YEAR         YEARS           YEARS        INCEPTION       INCEPTION
----------                           ----------       -----         -----           -----        ---------       ---------
Emerald Select Technology
   Fund - Class A*
     At NAV                             4.77%         -4.84%        -4.33%          -21.33%        -0.89%           -6.24%
     At MOP                            -0.27%         -9.34%        -5.88%          -22.09%        -1.57%          -10.71%
Russell 2000 Index                     10.83%         18.33%        11.48%            6.61%         7.35%           64.51%
Russell 2000G Index                     8.16%         14.31%         5.79%           -3.57%         2.51%           17.96%
Morningstar - Specialty
   Technology Funds Index               3.06%          3.69%        -2.33%          -16.01%          N/A              N/A

As you review the results above, please note that the Fund has invested in a variety of initial public offerings (IPO's). The performance of IPO's may have a greater impact on the performance results of a smaller fund, and may lessen as the Fund's assets grow. Past performance is no guarantee of future results. Emerald Select Technology Fund returns at NAV do not include the effects of the Fund's Class A maximum 4.75% sales charge; returns at MOP do. The Russell 2000 Index measures the performance returns of 2000 small-cap companies. Investments cannot be made in an index. The Morningstar Technology Funds Average represents 309, 265, 125 and 56 technology funds, respectively, for total return without regard to sales charges for the One Year, Three Year, Five Year and Since Inception (10/31/97) periods. All performance results assume reinvestment of dividends.

================================================================================
EMERALD MUTUAL FUNDS
REPORT FROM MANAGEMENT -- CONTINUED
--------------------------------------------------------------------------------

The December quarter was a strong quarter for Technology stocks as post-election confidence and seasonal consumer market strength offset earlier concerns of the economy and inventories. During the same period, Emerald's Growth Fund rose 15.4%, and the Select Technology Fund rose 22.7%. This performance exceeded the key indices:the Russell 2000 index, which was up 13.7%; the tech-weighted NASDAQ, which was up 14.7%; and the Philadelphia Semiconductor (SOX) index; which was up 12.8%. Even though Technology was relatively strong, most technology segments underperformed the Russell 2000 index. Therefore, our performance was the result of picking stocks that outperformed their respective segments.

In general, the "best"performing segment was the computer and storage segment, which was up 21%. However, large-cap companies were the primary beneficiaries here, and small-cap companies were still impacted by strict IT spending controls. The Software segment was flat with Q3 and was the weakest segment. Other segments were up between 7% and 12%.

During the quarter, the enterprise software segment was positively impacted by increased sales activity associated with the year-end budget flush and the consolidation of larger software vendors (Oracle/Peoplesoft and Symantec/VeriSign mergers). We believe that the execution issues that negatively impacted many companies in both Q204 and Q304, abated somewhat, and the negative implications associated with the distraction of Sarbanes-Oxley 404 testing were less than we had originally feared.

Following weak performance during the first 9 months of 2004, the Semiconductor segment somewhat rebounded as confidence grew of end-market demand. Semiconductor Industry Association (SIA) data for November showed a year-to-year growth of 18%, and slightly ahead of expectations. However, the rate of growth is slowing. We believe that, because of the shift towards a consumer-driven market for semiconductors, manufacturers' unit shipment growth will continue to be strong, but this will be significantly offset by high price erosion.

The semiconductor capital equipment sector spent most of the fourth quarter fighting a battle of perception with most companies citing poor visibility and a "pause"in capital spending from the IC sector. With continued poor visibility into early-2005, most analysts called an "end" to the cyclical upturn. Despite a 6% drop in gross billings in November from October, and after several months of declining ratios, the aggregate book-to-bill ratio stabilized at 1.00 - with the front-end improving to 1.04 (from 1.01) and the back-end ratio improved significantly to 0.76 (from 0.65). The decline observed during the second half of the year notwithstanding, semiconductor capital spending is expected to have grown over 59% in 2004.

A number of our technology holdings outperformed their respective indices including:

      o Micros (MCRS - NASDAQ), MCRS shares were our leading positive contributor in Q4, rising 56%. The bulk of the share price appreciation came in the weeks following the announcement of much better than expected FQ1-05 (Sep) financial results, in which MCRS reported y/y EPS growth of 100% and exceeded the sell-side consensus estimate by 52%. MCRS is the dominant provider of point of sale
            (POS) technology to the restaurant, lodging, and specialty retail industries. The company is seeing strength across all business segments driven by continued unit expansion within the restaurant industry, a cyclical rebound in the lodging industry, and the successful integration of the Datavantage acquisition in the specialty retail industry. MCRS continues to benefit from a major system rollout with

================================================================================
EMERALD MUTUAL FUNDS
REPORT FROM MANAGEMENT -- CONTINUED
--------------------------------------------------------------------------------

            Intercontinental Hotels that should last through calendar 2005. In addition, the company recently a major contract with MGM MIRAGE to provide property management systems for all of the company's hotel/casinos in Nevada and Mississippi. We believe this contract will be a major financial contributor through 2006. Given the company's strong competitive position, the favorable outlook in each of its end markets, and the company's highly talented management team, we believe the stock's prospects for 2005 are promising.

      o InterDigital Communications (IDCC - NASDAQ), whose shares returned close to 35% in Q4. IDCC designs, develops and licenses wireless technologies. IDCC earnings are derived from licensing of its technologies and therefore are closely tied to sales of wireless devices, most notably cellular phones. Shares rose during the quarter when IDCC raised its licensing revenue guidance by more than 10%. IDCC shares moved higher on the news. The share price was driven further by rumors that one of its licensees might be interested in making a tender offer for IDCC. The company is also involved in arbitration in a number of intellectual property suits that if resolved in its favor, would result in earnings increases. One of the suits is scheduled to be adjudicated in January 2005. IDCC shares have continued to creep up in anticipation of what we believe will be a positive outcome

      o Cognizant Technology Solutions (CTSH - NASDAQ), Cognizant is a leading provider of offshore IT services to Fortune 500 companies. Similar to other off-shore providers, Cognizant continues to see increased demand for its services as clients continue to look to lower operating cost by shifting application development and application management to India. Cognizant's unique business focus on servicing large strategic clients (defined as $5 to $20 million in potential annual revenues) and its strong delivery capabilities have enabled the company to achieve one of the highest gross margin amongst its peer group (45.6%) and maintain an operating margin above 19%.

      o Virage Logic (VIRL - NASDAQ), a licensor of semiconductor IP, has been gaining design wins for the past two years that are now beginning to generate royalty revenues as those designs enter production. VIRL's shares appreciated 51% during Q4, driven by strong Q3 results. We believe the company's revenue will continue to accelerate during 2005 as royalty revenues increase, and as new products drive ongoing license revenues.

As we enter 2005, we believe there is the potential for continued volatility in the Technology sector as the industry continues to deal with:off-shore production and service outsourcing;higher growth in consumer electronics with higher price erosion dynamics; shift to a 2H semiconductor season; shrinking of the component food chain; and continued global economic conditions. Despite this, each segment offers opportunities:

      o Semiconductor segment: Semiconductor unit shipments are expected to grow in 2005, albeit at a lower rate than in 2004. Although the industry has learned to better manage inventories and to shrink the food chain with shorter lead-times, other industry factors are likely to cause ongoing concerns over excessive inventory. Entering the March quarter, we anticipate some manufacturers (especially those with a high focus on holiday seasonal consumer products) will be pressured because of reduced visibility. We will continue to focus on those semiconductor companies that are best positioned to grow with high growth markets where there is nearer-term shipments growth and reduced pricing pressures, i.e., digital TVs, MP3 players.

================================================================================
EMERALD MUTUAL FUNDS
REPORT FROM MANAGEMENT -- CONTINUED
--------------------------------------------------------------------------------

      o Semiconductor Capital Equipment segment:The outlook for 2005 is cautious. Although capital spending is expected to decline by roughly 5%, momentum is expected to improve throughout the year. Fourth quarter results, reported in February, particularly guidance regarding the second quarter will have a significant impact on when momentum is expected to build. A strong holiday season and good semiconductor inventory reports will pull the expectations of a recovery further into the first half of 2005, while continued inventory issues and/or weak holiday sales could postpone a large scale recovery into the second half of 2005. In any scenario, it is Emerald's assertion that the downturn will not be as severe as has historically been the case and spending on advanced technologies will continue at a more robust pace, allowing companies focused on these segments to remain profitable at lower market spending levels.

      o Computers and Storage segment:The high-end computer market, including servers and storage sub-systems, continues to show relative strength despite spending restrictions of major projects. As spending on Sarbanes-Oxley projects declines in 2005, we believe there will be resumption in major computer and storage project spending. Additionally, we anticipate some spending to support Sarbanes-Oxley compliance. We believe this will benefit certain component groups of companies including display semiconductor suppliers, although pricing pressures will high as vendors attempt to generate increased seasonal revenues through aggressive pricing.

      o IT Software and Services segment:As we look to 2005, we believe that a driving catalyst for the sector will be will be increased merger and acquisition activity, as larger vendors look to expand their current product offerings and expand their existing customers base. Due to the current weakness of the US dollar, we believe that many companies' financial results will be positively impacted by favorable foreign currency exchange rates. Additionally, after spending much of 2004 testing for Sarbanes-Oxley 404 compliance, we believe that many corporations will look to automate many internal processes through the use of application software.

      o Networking and Telecom segment:We expect continued modest corporate networking spending, and continued infrastructure spending in Asia and Europe. During 2005, we believe there will be a distinct growth in domestic infrastructure spending as the industry's "triple play" strategy to offer voice, data, and video accelerates. We will focus on suppliers of networking equipment targeting video-on-demand, broadband and Internet telephony.

      o Contract Manufacturing segment: Although the trend towards outsourcing continues, Asian manufacturing is becoming a major factor. We will focus on companies with strong management teams that have consistently executed in difficult markets, and companies that have an executable strategy for Asia. This means either establishing an achievable presence in Asia, or growing domestic business through acquisition. We favor smaller manufacturers that offer differentiation by offering premium services.

Kenneth G. Mertz II, CFA
Chief Investment Officer
Co-Portfolio Manager - Emerald Growth Fund
Portfolio Manager - Emerald Select Banking & Finance Fund
Portfolio Manager - Emerald Select Technology Fund

Stacey L. Sears
Co-Portfolio Manager - Emerald Growth Fund

================================================================================
EMERALD MUTUAL FUNDS
FUND PROFILES                                      DECEMBER 31, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

Emerald Growth Fund

--------------------------------------------------------------------------------
                           Top Ten Portfolio Holdings
                               (% of Net Assets)
MICROS Systems, Inc.                                                      2.06%
Wesco International, Inc.                                                 1.80%
Airgas, Inc.                                                              1.46%
Avid Technology, Inc.                                                     1.46%
Guitar Center, Inc.                                                       1.41%
VISX, Inc.                                                                1.41%
Benchmark Electronics, Inc.                                               1.34%
American Eagle Outfitters, Inc.                                           1.29%
DiamondCluster International, Inc.                                        1.24%
Marvel Enterprises, Inc.                                                  1.23%
                                                                         -----
                                                                         14.70%
                                                                         =====

                           Portfolio Asset Allocation
                               (% of Net Assets)
Consumer Discretionary                                                   20.55%
Technology                                                               17.08%
Healthcare                                                               11.91%
Producer Durables                                                        10.81%
Financial Services                                                        7.25%
Energy                                                                    2.56%
Materials & Processing                                                    2.42%
Auto & Transportation                                                     1.59%
Short-Term Investments                                                    1.40%
Real Estate Investment Trust                                              0.74%
Other Assets less Liabilities, Net                                       23.69%
                                                                        ------
                                                                        100.00%
                                                                        ======
--------------------------------------------------------------------------------

Emerald Banking and Finance Fund

--------------------------------------------------------------------------------
                           Top Ten Portfolio Holdings
                               (% of Net Assets)
Commercial Capital Bancorp, Inc.                                          2.92%
Oak Hill Financial, Inc.                                                  2.82%
Main Street Banks, Inc.                                                   2.37%
Webster Financial Corp.                                                   2.37%
MB Financial Corp.                                                        2.31%
Sky Financial Group, Inc.                                                 2.28%
Texas Capital Bancshares, Inc.                                            2.23%
Alabama National Bancorp                                                  2.19%
Columbia Bancorp                                                          1.95%
Central Pacific Financial Corp.                                           1.94%
                                                                         -----
                                                                         23.38%
                                                                         =====

                           Portfolio Asset Allocation
                               (% of Net Assets)
Financial Services                                                       93.86%
Short-Term Investments                                                    5.50%
Real Estate Investment Trusts                                             1.38%
Other Assets and Liabilities, Net                                        -0.74%
                                                                        ------
                                                                        100.00%
                                                                        ======
--------------------------------------------------------------------------------

================================================================================
EMERALD MUTUAL FUNDS
FUND PROFILES -- CONTINUED                         DECEMBER 31, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

Emerald Technology Fund

--------------------------------------------------------------------------------
                           Top Ten Portfolio Holdings
                               (% of Net Assets)
MICROS Systems, Inc.                                                      6.26%
Cognizant Technology Solutions Corp.                                      5.91%
Interdigital Communications Corp.                                         4.34%
Virage Logic Corp.                                                        4.27%
Telik, Inc.                                                               4.21%
The Medicines Company                                                     3.41%
Ansoft Corp.                                                              3.29%
Gen-Probe, Inc.                                                           3.27%
Opsware, Inc.                                                             3.06%
Siliconix, Inc.                                                           2.74%
                                                                         -----
                                                                         40.76%
                                                                         =====

                           Portfolio Asset Allocation
                               (% of Net Assets)
Technology                                                               62.71%
Healthcare                                                               13.99%
Producer Durables                                                        13.52%
Short-Term Investments                                                    9.00%
Consumer Discretionary                                                    6.59%
Other Assets less Liabilities, Net                                       -5.81%
                                                                        ------
                                                                        100.00%
                                                                        ======
--------------------------------------------------------------------------------

================================================================================
EMERALD MUTUAL FUNDS
EXPENSE INFORMATION                                DECEMBER 31, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

As a shareholder of the Emerald Mutual Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and
(2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period July 1, 2004 through December 31, 2004.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EMERALD GROWTH

                                 BEGINNING ACCOUNT        ANNUALIZED EXPENSE      ENDING ACCOUNT       EXPENSES PAID
                                  VALUE 7/01/04          RATIO FOR THE PERIOD     VALUE 12/31/04     DURING THE PERIOD*
Actual Return
-----------------------------------------------------------------------------------------------------------------------
Based on actual return of:
-----------------------------------------------------------------------------------------------------------------------
Class A       3.98%                  $1,000.00                    1.55%              $1,039.80             $ 7.97
-----------------------------------------------------------------------------------------------------------------------
Class C       3.60%                   1,000.00                    2.20%               1,036.00              11.29
-----------------------------------------------------------------------------------------------------------------------
Hypothetical Return
-----------------------------------------------------------------------------------------------------------------------
Based on assumed 5% return
-----------------------------------------------------------------------------------------------------------------------
Class A                               1,000.00                    1.55%               1,017.25               7.88
-----------------------------------------------------------------------------------------------------------------------
Class C                               1,000.00                    2.20%               1,014.00              11.17
-----------------------------------------------------------------------------------------------------------------------

================================================================================
EMERALD MUTUAL FUNDS
EXPENSE INFORMATION -- CONTINUED                   DECEMBER 31, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

EMERALD SELECT BANKING AND FINANCE

                                  BEGINNING ACCOUNT      ANNUALIZED EXPENSE     ENDING ACCOUNT         EXPENSES PAID
                                    VALUE 7/01/04       RATIO FOR THE PERIOD    VALUE 12/31/04      DURING THE PERIOD*
Actual Return
-----------------------------------------------------------------------------------------------------------------------
Based on actual return of:
-----------------------------------------------------------------------------------------------------------------------
Class A          15.82%               $1,000.00                 1.72%              $1,158.20               $9.36
-----------------------------------------------------------------------------------------------------------------------
Class C          15.46%                1,000.00                 2.37%               1,154.60               12.87
-----------------------------------------------------------------------------------------------------------------------
Hypothetical Return
-----------------------------------------------------------------------------------------------------------------------
Based on assumed 5% return
-----------------------------------------------------------------------------------------------------------------------
Class A                                1,000.00                 1.72%               1,016.40                8.74
-----------------------------------------------------------------------------------------------------------------------
Class C                                1,000.00                 2.37%               1,013.15               12.03
-----------------------------------------------------------------------------------------------------------------------

EMERALD SELECT TECHNOLOGY

                                  BEGINNING ACCOUNT      ANNUALIZED EXPENSE     ENDING ACCOUNT         EXPENSES PAID
                                    VALUE 7/01/04       RATIO FOR THE PERIOD    VALUE 12/31/04      DURING THE PERIOD*
Actual Return
-----------------------------------------------------------------------------------------------------------------------
Based on actual return of:
-----------------------------------------------------------------------------------------------------------------------
Class A          4.77%                $1,000.00                 2.58%              $1,047.70               $13.32
-----------------------------------------------------------------------------------------------------------------------
Class C          4.43%                 1,000.00                 3.08%               1,044.30                15.87
-----------------------------------------------------------------------------------------------------------------------
Hypothetical Return
-----------------------------------------------------------------------------------------------------------------------
Based on assumed 5% return
-----------------------------------------------------------------------------------------------------------------------
Class A                                1,000.00                 2.58%               1,012.10                13.08
-----------------------------------------------------------------------------------------------------------------------
Class C                                1,000.00                 3.08%               1,009.60                15.60
-----------------------------------------------------------------------------------------------------------------------

---------------------------------

* Expenses are equal to the Fund's annualized six-month expense ratios (excluding reimbursements) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by 365 to reflect the one-half year period.

================================================================================
EMERALD MUTUAL FUNDS -- GROWTH FUND
SCHEDULE OF INVESTMENTS                            DECEMBER 31, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                      MARKET
                                                        SHARES         VALUE
                                                        ------        ------

COMMON STOCKS -- 74.91%

AUTO & TRANSPORTATION -- 1.59%
    RAILROADS -- 0.51%
    Genesee & Wyoming, Inc.* .......................      31,200   $    877,656
                                                                   ------------

    TRUCKERS -- 1.08%
    Celadon Group, Inc.* ...........................      30,286        673,864
    Old Dominion Freight Line, Inc.* ...............      33,500      1,165,800
                                                                   ------------
                                                                      1,839,664
                                                                   ------------

    TOTAL AUTO & TRANSPORTATION ................................      2,717,320
                                                                   ------------

CONSUMER DISCRETIONARY -- 20.55%
    ADVERTISING AGENCIES -- 0.33%
    24/7 Real Media, Inc.* .........................     131,300        568,529
                                                                   ------------

    CONSUMER PRODUCTS -- 0.29%
    Collegiate Pacific, Inc. .......................      35,300        488,199
                                                                   ------------

    CONSUMER ELECTRONICS -- 0.61%
    Infospace, Inc.* ...............................      10,885        517,582
    iVillage, Inc.* ................................      84,804        524,089
                                                                   ------------
                                                                      1,041,671
                                                                   ------------

    EDUCATION SERVICES -- 0.35%
    Education Management Corp.* ....................      17,902        590,945
                                                                   ------------

    ENTERTAINMENT -- 0.96%
    Lions Gate Entertainment Corp.* ................      82,300        874,026
    Speedway Motorsports, Inc. .....................      19,600        767,928
                                                                   ------------
                                                                      1,641,954
                                                                   ------------

    HOUSEHOLD FURNISHINGS -- 1.07%
    Tempur-Pedic International, Inc.* ..............      86,090      1,825,108
                                                                   ------------

    RADIO & TV BROADCASTERS -- 0.63%
    XM Satellite Radio Holdings, Inc.* .............      28,600      1,075,932
                                                                   ------------

    RENTAL & LEASING SERVICES -- 2.41%
    Aaron Rents, Inc. ..............................      42,000      1,050,000
    Wesco International, Inc.* .....................     103,700      3,073,668
                                                                   ------------
                                                                      4,123,668
                                                                   ------------


16                                See accompanying Notes to Financial Statements

================================================================================
EMERALD MUTUAL FUNDS -- GROWTH FUND
SCHEDULE OF INVESTMENTS -- CONTINUED               DECEMBER 31, 2004 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                      MARKET
                                                        SHARES         VALUE
                                                        ------        ------

    RESTAURANTS -- 1.71%
    Checker's Drive-In Restaurants, Inc.* ..........      19,600   $    262,640
    RARE Hospitality International, Inc.* ..........      51,652      1,645,633
    Sonic Corp.* ...................................      32,950      1,004,975
                                                                   ------------
                                                                      2,913,248
                                                                   ------------

    RETAIL -- 7.03%
    American Eagle Outfitters, Inc. ................      46,600      2,194,860
    Celebrate Express, Inc.* .......................      24,160        459,040
    Cost Plus, Inc.* ...............................      49,794      1,599,881
    Global Imaging Systems, Inc.* ..................      40,700      1,607,650
    Guitar Center, Inc.* ...........................      45,705      2,408,196
    Hibbett Sporting Goods, Inc.* ..................      54,167      1,441,384
    Linens 'N Things, Inc.* ........................      42,800      1,061,440
    MarineMax, Inc.* ...............................      11,100        330,336
    1-800-FLOWERS.COM, Inc.* .......................     105,835        890,072
                                                                   ------------
                                                                     11,992,859
                                                                   ------------

    BEVERAGE: SOFT DRINKS -- 0.58%
    Hansen Natural Corp.* ..........................      27,334        995,231
                                                                   ------------

    SERVICES: COMMERCIAL -- 3.35%
    DiamondCluster International, Inc.* ............     147,800      2,117,974
    Gevity HR, Inc. ................................      73,700      1,515,272
    Navigant Consulting, Inc.* .....................      78,300      2,082,780
                                                                   ------------
                                                                      5,716,026
                                                                   ------------

    TOYS -- 1.23%
    Marvel Enterprises, Inc.* ......................     102,650      2,102,272
                                                                   ------------

    TOTAL CONSUMER DISCRETIONARY ...............................     35,075,642
                                                                   ------------

ENERGY -- 2.56%
    MACHINERY: OIL WELL EQUIPMENT & SERVICES -- 1.51%
    Cal Dive International, Inc.* ..................      29,600      1,206,200
    Superior Energy Services* ......................      89,200      1,374,572
                                                                   ------------
                                                                      2,580,772
                                                                   ------------

    OIL: CRUDE PRODUCERS -- 1.05%
    Carrizo Oil & Gas, Inc.* .......................      20,002        226,023
    Edge Petroleum Corp.* ..........................      26,700        389,286


See accompanying Notes to Financial Statements                                17

================================================================================
EMERALD MUTUAL FUNDS -- GROWTH FUND
SCHEDULE OF INVESTMENTS -- CONTINUED               DECEMBER 31, 2004 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                      MARKET
                                                        SHARES         VALUE
                                                        ------        ------

    Grey Wolf, Inc.* ...............................     112,000   $    590,240
    Pioneer Drilling Co.* ..........................      57,800        583,202
                                                                   ------------
                                                                      1,788,751
                                                                   ------------
    TOTAL ENERGY ...............................................      4,369,523
                                                                   ------------
FINANCIAL SERVICES -- 7.25%
    BANKS: REGIONAL -- 3.58%
    Columbia Bancorp ...............................      22,943        784,421
    Harleysville National Corp. ....................      22,880        608,608
    Main Street Banks, Inc. ........................      19,217        671,250
    MB Financial Corp. .............................      32,509      1,370,254
    Prosperity Bancshares, Inc. ....................      17,600        514,096
    Sun Bancorp, Inc.* .............................      37,346        932,903
    Texas Capital Bancshares, Inc.* ................      10,000        216,200
    Yardville National Bancorp .....................      29,600      1,014,096
                                                                   ------------
                                                                      6,111,828
                                                                   ------------
    FINANCIAL: MISCELLANEOUS -- 0.39%
    First Cash Financial Services* .................      12,100        323,191
    Prospect Energy Corp. ..........................      28,450        341,400
                                                                   ------------
                                                                        664,591
                                                                   ------------
    INSURANCE: MULTI-LINE -- 0.80%
    HCC Insurance Holdings, Inc. ...................      19,900        659,088
    Penn-America Group, Inc. .......................      47,080        710,908
                                                                   ------------
                                                                      1,369,996
                                                                   ------------
    INSURANCE: PROPERTY-CASUALTY -- 1.46%
    Philadelphia Consolidated Holding Co.* .........      19,440      1,285,762
    Selective Insurance Group ......................      27,400      1,212,176
                                                                   ------------
                                                                      2,497,938
                                                                   ------------
    SAVINGS & LOAN -- 1.02%
    Commercial Capital Bancorp, Inc.* ..............      74,801      1,733,887
                                                                   ------------
    TOTAL FINANCIAL SERVICES ...................................     12,378,240
                                                                   ------------
HEALTH CARE -- 11.91%
    BIOTECHNOLOGY RESEARCH & PRODUCTION -- 3.61%
    Bioenvision, Inc.* .............................      79,552        712,786
    Martek Biosciences Corp.* ......................      31,500      1,612,800
    Regeneration Technologies, Inc.* ...............      50,632        530,623
    Telik, Inc.* ...................................      93,905      1,797,342
    Vaxgen, Inc.* ..................................      89,000      1,513,000
                                                                   ------------
                                                                      6,166,551
                                                                   ------------


18                                See accompanying Notes to Financial Statements

================================================================================
EMERALD MUTUAL FUNDS -- GROWTH FUND
SCHEDULE OF INVESTMENTS -- CONTINUED               DECEMBER 31, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                      MARKET
                                                        SHARES         VALUE
                                                        ------        ------

    DRUGS & PHARMACEUTICALS -- 2.90%
    Alkermes, Inc.* ................................      30,200   $    425,518
    KV Pharmaceutical Co.* .........................      61,686      1,360,176
    KOS Pharmaceuticals, Inc.* .....................      17,300        651,172
    Medicines Co., The* ............................      64,000      1,843,200
    Salix Pharmaceuticals Ltd.* ....................      37,950        667,540
                                                                   ------------
                                                                      4,947,606
                                                                   ------------
    ELECTRONICS: MEDICAL SYSTEMS -- 1.95%
    Cardiodynamics International Corp. .............      54,625        282,411
    EPIX Pharmaceuticals, Inc.* ....................      36,300        650,133
    VISX, Inc.* ....................................      92,900      2,403,323
                                                                   ------------
                                                                      3,335,867
                                                                   ------------
    HEALTH CARE SERVICES -- 0.73%
    LabOne, Inc.* ..................................      27,700        887,508
    Symbion, Inc.* .................................      16,474        363,746
                                                                   ------------
                                                                      1,251,254
                                                                   ------------
    HEALTH CARE FACILITIES -- 1.16%
    Psychiatric Solutions, Inc.* ...................      54,000      1,974,240
                                                                   ------------
    MEDICAL & DENTAL INSTRUMENTS & SUPPLIES -- 1.06%
    Gen-Probe, Inc.* ...............................       7,400        334,554
    Resmed, Inc.* ..................................      28,900      1,476,790
                                                                   ------------
                                                                      1,811,344
                                                                   ------------
    MISCELLANEOUS HEALTH CARE -- 0.50%
    Thermogenesis Corp.* ...........................     133,380        845,629
                                                                   ------------
    TOTAL HEALTH CARE ..........................................     20,332,491
                                                                   ------------
MATERIALS & PROCESSING -- 2.42%
    CHEMICALS -- 1.46%
    Airgas, Inc. ...................................      94,200      2,497,242
                                                                   ------------
    METALS AND MINERALS: MISCELLANEOUS -- 0.79%
    Brush Engineered Materials, Inc. ...............      12,900        238,650
    GrafTech International Ltd.* ...................     116,400      1,101,144
                                                                   ------------
                                                                      1,339,794
                                                                   ------------
    STEEL -- 0.17%
    Allegheny Technologies, Inc. ...................      13,400        290,378
                                                                   ------------
    TOTAL MATERIALS & PROCESSING ...............................      4,127,414
                                                                   ------------


See accompanying Notes to Financial Statements                                19

================================================================================
EMERALD MUTUAL FUNDS -- GROWTH FUND
SCHEDULE OF INVESTMENTS -- CONTINUED               DECEMBER 31, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                      MARKET
                                                        SHARES         VALUE
                                                        ------        ------

PRODUCER DURABLES -- 10.81%
    AEROSPACE -- 0.65%
    Environmental Tectonics, Inc.* .................     188,000   $  1,103,560
                                                                   ------------
    ELECTRICAL: INSTRUMENT GAUGES -- 0.49%
    Keithley Instruments, Inc. .....................      43,000        847,100
                                                                   ------------
    IDENTIFICATION CONTROL & FILTER -- 2.08%
    American Science & Engineering, Inc.* ..........      22,736        936,951
    ESCO Technologies, Inc.* .......................      25,800      1,977,570
    RAE Systems, Inc.* .............................      86,400        630,720
                                                                   ------------
                                                                      3,545,241
                                                                   ------------
    MACHINERY: INDUSTRIAL/SPECIALTY -- 2.62%
    Lincoln Electric Holdings, Inc. ................      22,606        780,811
    Kennametal, Inc. ...............................      34,400      1,712,088
    Paragon Technologies, Inc.* ....................     199,715      1,977,178
                                                                   ------------
                                                                      4,470,077
                                                                   ------------
    MACHINERY: SPECIALTY -- 1.96%
    Applied Films Corp.* ...........................      29,259        630,824
    Helix Technology Corp. .........................      28,082        488,346
    JLG Industries, Inc. ...........................      61,002      1,197,469
    Semitool, Inc.* ................................     111,648      1,036,093
                                                                   ------------
                                                                      3,352,732
                                                                   ------------
    MANUFACTURING -- 0.83%
    Met-Pro Corp. ..................................     106,366      1,414,668
                                                                   ------------
    PRODUCTION TECHNOLOGY EQUIPMENT -- 1.12%
    Brooks Automation, Inc. ........................      52,300        900,606
    Credence Systems Corp.* ........................      35,100        321,165
    Varian Semiconductor Equipment Associates, Inc.*      18,600        685,410
                                                                   ------------
                                                                      1,907,181
                                                                   ------------
    TELECOMMUNICATION EQUIPMENT -- 1.06%
    Interdigital Communications Corp.* .............      81,524      1,801,680
                                                                   ------------
    TOTAL PRODUCER DURABLES ....................................     18,442,239
                                                                   ------------
REAL ESTATE INVESTMENT TRUSTS -- 0.74%
    La Quinta Corp. ................................     139,400      1,267,146
                                                                   ------------

    TOTAL REAL ESTATE INVESTMENT TRUSTS ........................      1,267,146
                                                                   ------------


20                                See accompanying Notes to Financial Statements

================================================================================
EMERALD MUTUAL FUNDS -- GROWTH FUND
SCHEDULE OF INVESTMENTS -- CONTINUED               DECEMBER 31, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                      MARKET
                                                        SHARES         VALUE
                                                        ------        ------

TECHNOLOGY -- 17.08%
    COMPUTER SERVICES SOFTWARE -- 5.90%
    Ansoft Corp.* ..................................      41,222   $    832,684
    Citadel Security Software, Inc.* ...............      75,935        197,431
    Cognizant Technology Solutions Corp.* ..........      38,400      1,625,472
    Magma Design Automation, Inc.* .................      49,101        616,709
    MICROS Systems, Inc.* ..........................      44,972      3,510,514
    Niku Corp.* ....................................      23,300        469,728
    Opnet Technologies, Inc.* ......................      62,304        524,600
    Opsware, Inc.* .................................     130,200        955,668
    Progress Software Corp.* .......................      27,953        652,703
    Silicon Image, Inc.* ...........................      13,100        215,626
    Ultimate Software Group, Inc.* .................      37,100        470,428
                                                                   ------------
                                                                     10,071,563
                                                                   ------------
    COMMUNICATIONS TECHNOLOGY -- 3.54%
    Harmonic, Inc.* ................................     147,000      1,225,980
    Ixia* ..........................................     111,796      1,879,291
    Redback Networks, Inc.* ........................     119,200        638,912
    Seachange International, Inc.* .................      74,740      1,303,466
    Viasat, Inc.* ..................................      41,036        995,944
                                                                   ------------
                                                                      6,043,593
                                                                   ------------
    COMPUTER TECHNOLOGY -- 0.93%
    Mobility Electronics, Inc.* ....................      74,671        640,677
    M-Systems Flash Disk Pioneers* .................      32,424        639,401
    Simple Tech, Inc.* .............................      65,100        299,460
                                                                   ------------
                                                                      1,579,538
                                                                   ------------
    ELECTRICAL & ELECTRONICS -- 2.18%
    Benchmark Electronics, Inc.* ...................      66,850      2,279,585
    TTM Technologies* ..............................     112,400      1,326,320
    Universal Display Corp.* .......................      13,100        117,900
                                                                   ------------
                                                                      3,723,805
                                                                   ------------
    ELECTRONICS -- 3.12%
    Avid Technology, Inc.* .........................      40,300      2,488,525
    Flir Systems, Inc.* ............................      13,900        886,681
    II-VI, Inc.* ...................................      45,899      1,950,249
                                                                   ------------
                                                                      5,325,455
                                                                   ------------


See accompanying Notes to Financial Statements                                21

================================================================================
EMERALD MUTUAL FUNDS -- GROWTH FUND
SCHEDULE OF INVESTMENTS -- CONCLUDED               DECEMBER 31, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                      MARKET
                                                        SHARES         VALUE
                                                        ------        ------

    ELECTRONICS: SEMI-CONDUCTORS -- 1.41%
    Excel Technology, Inc.* ........................       6,518   $    169,468
    Silicon Laboratories, Inc.* ....................       8,163        288,236
    Siliconix, Inc. ................................      21,221        774,354
    Virage Logic Corp. .............................      63,000      1,169,910
                                                                   ------------
                                                                      2,401,968
                                                                   ------------

    TOTAL TECHNOLOGY ...........................................     29,145,922
                                                                   ------------

    TOTAL COMMON STOCKS (COST $94,431,925) .....................    127,855,937
                                                                   ------------

WARRANTS -- 0.00%
    American Banknote Corp. -- Series 1,
    Expiration 10/01/2007, Strike $10.00 (a) ........         28             --
    American Banknote Corp. -- Series 2,
    Expiration 10/01/2007, Strike $12.50 (a) ........         28             --
                                                                   ------------

    TOTAL WARRANTS (COST $--) ..................................             --
                                                                   ------------

SHORT-TERM INVESTMENTS -- 1.40%
    First American Prime Obligations Fund, 1.82%+ ...  2,394,291      2,394,291
                                                                   ------------

    TOTAL SHORT-TERM INVESTMENTS (COST $2,394,291) .............      2,394,291
                                                                   ------------

TOTAL INVESTMENTS (COST $96,826,216) -- 76.31% .................    130,250,228

OTHER ASSETS AND LIABILITIES, NET -- 23.69%** ..................     40,427,799
                                                                   ------------

NET ASSETS -- 100.00% ..........................................   $170,678,027
                                                                   ============

*     Non-income producing security

** The Schedule of Investments reflects $41 million in receivables posted 12/31/04 not yet invested. Because there were a large portion of incoming assets not able to be invested on 12/31/04, the percent of Other Assets and Liabilities, Net, is unusually large at 23.69% and the percentage of all other Sectors and Industries are lower than if the fund was fully invested.

+ Variable rate security, the coupon rate shown represents the rate at December 31, 2004.


22                                See accompanying Notes to Financial Statements

================================================================================
EMERALD MUTUAL FUNDS -- SELECT BANKING AND FINANCE FUND
SCHEDULE OF INVESTMENTS                            DECEMBER 31, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                      MARKET
                                                        SHARES         VALUE
                                                        ------        ------

COMMON STOCKS - 95.24%

FINANCIAL SERVICES -- 93.86%
    BANKS: REGIONAL -- 72.13%
    Abigail Adams National Bancorp .................      94,531   $  1,825,398
    ACNB Corp. .....................................      15,000        388,500
    Alabama National Bancorp .......................      98,505      6,353,573
    Banc Corp. .....................................     200,591      1,652,870
    Bank of the Ozarks, Inc. .......................     121,740      4,142,812
    Boston Private Financial Holdings, Inc. ........     120,200      3,386,034
    BWC Financial Corp. ............................      21,582        486,890
    Camden National Corp. ..........................      78,000      3,073,980
    Capital Bank Corp. .............................      40,500        743,580
    Capital Corp of the West .......................      40,300      1,894,140
    Capital Crossing Bank* .........................     132,400      4,063,356
    Cardinal Financial Corp.* ......................     125,000      1,393,750
    Cascade Financial Corp. ........................     113,550      2,134,740
    Central Pacific Financial Corp.* ...............     155,146      5,611,636
    Chester Valley Bancorp .........................     144,041      3,160,692
    Classic Bancshares, Inc. .......................      22,430      1,001,275
    Coast Financial Holdings .......................      61,500      1,076,250
    Codorus Valley Bancorp, Inc. ...................      81,559      1,560,224
    Colonial Bancgroup, Inc. .......................     114,700      2,435,081
    Columbia Bancorp ...............................     164,812      5,634,922
    Community Banks, Inc. ..........................      69,748      1,964,104
    Dearborn Bancorp, Inc.* ........................      46,999      1,370,491
    Desert Community Bank ..........................      62,800      1,623,882
    East-West Bancorp, Inc. ........................      84,400      3,541,424
    ECB Bancorp, Inc. ..............................      24,500        731,815
    First Community Bancshares, Inc. ...............      23,690        854,735
    First Financial Bankshares, Inc. ...............      10,970        491,566
    First Midwest Bancorp, Inc. ....................      73,337      2,661,400
    First Oak Brook Bancshares, Inc. ...............     127,100      4,119,311
    First State Financial Corp.* ...................      24,700        321,594
    FNB Corp. ......................................      47,700      1,352,772
    Fulton Financial Corp. .........................      20,795        484,731
    GB&T Bancshares, Inc. ..........................       9,600        231,552
    Great Southern Bancorp, Inc. ...................     101,600      3,556,000
    Greater Bay Bancorp ............................      25,000        697,000
    Harleysville National Corp. ....................     145,647      3,874,210
    Harrington West Financial Group, Inc. ..........      50,400        923,580
    Heartland Financial USA, Inc. ..................     101,700      2,045,187


See accompanying Notes to Financial Statements                                23

================================================================================
EMERALD MUTUAL FUNDS -- SELECT BANKING AND FINANCE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED               DECEMBER 31, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                      MARKET
                                                        SHARES         VALUE
                                                        ------        ------

    Heritage Commerce Corp.* .......................      30,300   $    576,306
    IBERIABANK Corp. ...............................      82,899      5,501,178
    International Bancshares Corp. .................      51,070      2,011,137
    Lakeland Financial Corp. .......................      60,800      2,413,760
    Leesport Financial Corp.* ......................      48,110      1,207,560
    Legacy Bank of Harrisburg ......................      56,027        802,867
    Macatawa Bank Corp. ............................      31,355      1,012,453
    Main Street Banks, Inc. ........................     196,334      6,857,947
    MB Financial Corp. .............................     159,015      6,702,482
    Mercantile Bank Corp. ..........................     104,790      4,139,205
    Mercantile Bankshares Corp. ....................      89,100      4,651,020
    Northrim BanCorp, Inc. .........................     105,000      2,467,500
    Oak Hill Financial, Inc. .......................     210,300      8,157,537
    Partners Trust Financial Group, Inc. ...........     160,000      1,864,000
    Pennrock Financial Services Corp. ..............      28,965      1,127,028
    Pinnacle Financial Partners, Inc.* .............     102,500      2,318,652
    Princeton National Bancorp, Inc. ...............      66,400      1,922,280
    PrivateBancorp, Inc. ...........................      85,300      2,749,219
    Prosperity Bancshares, Inc. ....................     166,449      4,861,975
    S&T Bancorp, Inc. ..............................      38,491      1,450,726
    Security Bank Corp. ............................      64,700      2,588,000
    Sky Financial Group, Inc. ......................     230,034      6,595,075
    Smithtown Bancorp, Inc. ........................      28,300        898,525
    South Financial Group, Inc. ....................      78,442      2,551,718
    Southside Bancshares, Inc. .....................      80,378      1,836,641
    Southwest Bancorp, Inc. ........................     129,038      3,158,850
    Sterling Financial Corp. .......................     141,650      4,061,106
    Summit Bancshares, Inc. ........................      48,800      1,830,000
    Sun Bancorp, Inc. -- NJ* .......................     125,546      3,136,139
    Texas Capital Bancshares, Inc.* ................     299,420      6,473,460
    Texas United Bancshares, Inc. ..................      34,127        674,008
    Union Bankshares Corp. .........................     104,137      4,001,985
    United Community Banks, Inc. ...................     100,300      2,701,079
    Valley Bancorp* ................................       9,500        405,555
    Virginia Commerce Bancorp ......................      65,225      1,847,172
    Virginia Financial Group, Inc.* ................      55,200      2,023,632
    Webster Financial Corp. ........................     135,400      6,856,656
    Western Sierra Bancorp* ........................      50,600      1,940,763
    Wilshire Bancorp, Inc.* ........................     284,760      4,709,930
    Wintrust Financial Corp. .......................      30,000      1,708,800
    Yardville National Bancorp .....................      96,200      3,295,812
                                                                   ------------
                                                                    208,954,795
                                                                   ------------


24                                See accompanying Notes to Financial Statements

================================================================================
EMERALD MUTUAL FUNDS -- SELECT BANKING AND FINANCE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED               DECEMBER 31, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                      MARKET
                                                        SHARES         VALUE
                                                        ------        ------

    FINANCIAL DATA PROCESSING SERVICES -- 0.37%
    Tradestation Group* ............................     151,500   $  1,063,530
                                                                   ------------
    DIVERSIFIED FINANCIAL SERVICES -- 2.31%
    E*TRADE Group, Inc.* ...........................     202,500      3,027,375
    Legg Mason, Inc. ...............................      36,600      2,681,316
    Stifel Financial Corp.* ........................      46,333        970,676
                                                                   ------------
                                                                      6,679,367
                                                                   ------------
    FINANCIAL MISCELLANEOUS -- 3.33%
    Advanta Corp. ..................................     105,100      2,550,777
    First Cash Financial Services, Inc. ............      62,282      1,663,552
    Nicholas Financial, Inc. .......................      95,500      1,367,465
    Prospect Energy Corp. ..........................     106,100      1,273,200
    QC Holdings, Inc.* .............................     145,100      2,780,116
                                                                   ------------
                                                                      9,635,110
                                                                   ------------
    INSURANCE CARRIERS: MULTI-LINE -- 1.65%
    HCC Insurance Holdings, Inc. ...................     110,500      3,659,760
    Penn-America Group, Inc. .......................      73,500      1,109,850
                                                                   ------------
                                                                      4,769,610
                                                                   ------------
    INSURANCE CARRIERS: PROPERTY & CASUALTY -- 7.42%
    Donegal Group, Inc. ............................     129,600      2,971,728
    Erie Indemnity Co. .............................      27,400      1,440,418
    Navigators Group, Inc., The* ...................      78,700      2,369,657
    PartnerRe Ltd. .................................      29,000      1,796,260
    Philadelphia Consolidated Holding Co.* .........      72,600      4,801,764
    Selective Insurance Group, Inc. ................      62,179      2,750,799
    United Fire & Casualty Co. .....................     159,514      5,377,217
                                                                   ------------
                                                                     21,507,843
    INVESTMENT MANAGEMENT COMPANIES -- 1.61%
    Affiliated Managers Group, Inc.* ...............      69,000      4,674,060
                                                                   ------------
    SAVINGS & LOAN -- 5.04%
    BankAtlantic Bancorp, Inc. .....................      73,300      1,458,670
    Commercial Capital Bancorp, Inc. ...............     364,705      8,453,862
    Guaranty Federal Bancshares, Inc. ..............      52,000      1,250,912
    Pacific Premier Bancorp, Inc.* .................     187,600      2,487,576
    TierOne Corp. ..................................      38,500        956,725
                                                                   ------------
                                                                     14,607,745
                                                                   ------------

    TOTAL FINANCIAL SERVICES ...................................    271,892,060
                                                                   ------------


See accompanying Notes to Financial Statements                                25

================================================================================
EMERALD MUTUAL FUNDS -- SELECT BANKING AND FINANCE FUND
SCHEDULE OF INVESTMENTS -- CONCLUDED               DECEMBER 31, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                      MARKET
                                                        SHARES         VALUE
                                                        ------        ------

REAL ESTATE INVESTMENT TRUSTS -- 1.38%
    Entertainment Properties Trust .................      70,900   $  3,158,595
    Urstadt Biddle Properties, Inc. ................      50,000        852,500
                                                                   ------------

    TOTAL REAL ESTATE INVESTMENT TRUSTS ........................      4,011,095
                                                                   ------------

    TOTAL COMMON STOCKS (COST $203,633,027) ....................    275,903,155
                                                                   ------------
SHORT-TERM INVESTMENTS -- 5.50%
    Federated Treasury Obligations Fund + ..........   1,730,920      1,730,920
    First American Prime Obligations Fund, 0.75% + .  14,200,000     14,200,000
                                                                   ------------

    TOTAL SHORT-TERM INVESTMENTS (COST $15,930,920) ............     15,930,920
                                                                   ------------

TOTAL INVESTMENTS (COST $219,563,947) -- 100.74% ...............    291,834,075
                                                                   ------------

OTHER ASSETS AND LIABILITIES, NET -- (0.74)% ...................     (2,145,065)
                                                                   ------------

NET ASSETS -- 100.00% ..........................................   $289,689,010
                                                                   ============

*     Non-income producing security

+ Variable rate security, the coupon rate shown represents the rate at December 31, 2004.


26                                See accompanying Notes to Financial Statements

================================================================================
EMERALD MUTUAL FUNDS -- SELECT TECHNOLOGY FUND
SCHEDULE OF INVESTMENTS                            DECEMBER 31, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                      MARKET
                                                        SHARES         VALUE
                                                        ------        ------

COMMON STOCKS -- 96.81%

CONSUMER DISCRETIONARY -- 6.59%
    COMMERICAL INFORMATION SERVICE -- 1.37%
    Yahoo, Inc.* ...................................       1,400   $     52,752
                                                                   ------------
    CONSUMER ELECTRONICS -- 2.47%
    Google, Inc.* ..................................         200         38,620
    Verisign, Inc.* ................................       1,700         56,984
                                                                   ------------
                                                                         95,604
                                                                   ------------
    RADIO & T.V. BROADCASTERS -- 2.75%
    XM Satellite Radio Holdings, Inc.* .............       1,800         67,716
    DiamondCluster International, Inc.* ............       2,700         38,691
                                                                   ------------
                                                                        106,407
                                                                   ------------

    TOTAL CONSUMER DISCRETIONARY ...............................        254,763
                                                                   ------------

HEALTHCARE -- 13.99%
    BIOTECHNOLOGY RESEARCH & PRODUCTION -- 6.32%
    Martek Biosciences Corp.* ......................       1,600         81,920
    Telik, Inc.* ...................................       8,500        162,690
                                                                   ------------
                                                                        244,610
                                                                   ------------
    DRUGS & PHARMACEUTICALS -- 3.41%
    The Medicines Company* .........................       4,585        132,048
                                                                   ------------
    MEDICAL & DENTAL INSTRUMENTS & SUPPLIES -- 4.26%
    Gen-Probe, Inc.* ...............................       2,800        126,588
    Respironics, Inc.* .............................         700         38,052
                                                                   ------------
                                                                        164,640
                                                                   ------------

    TOTAL HEALTHCARE ...........................................        541,298
                                                                   ------------

PRODUCER DURABLES -- 13.52%
    ELECTRONICS: INSTRUMENTS GAUGES -- 1.12%
    Measurement Specialties, Inc.* .................       1,700         43,282
                                                                   ------------
    IDENTIFICATION CONTROL & FILTER -- 1.60%
    American Science & Engineering, Inc.* ..........       1,500         61,815
                                                                   ------------


See accompanying Notes to Financial Statements                                27

--------------------------------------------------------------------------------
EMERALD MUTUAL FUNDS -- SELECT TECHNOLOGY FUND
SCHEDULE OF INVESTMENTS -- CONTINUED               DECEMBER 31, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                      MARKET
                                                        SHARES         VALUE
                                                        ------        ------

    MACHINERY: SPECIALTY -- 3.63%
    Applied Films Corp.* ...........................       1,200   $     25,872
    Helix Technology Corp. .........................       1,900         33,041
    Semitool, Inc.* ................................       8,800         81,664
                                                                   ------------
                                                                        140,577
                                                                   ------------
    PRODUCTION TECHNOLOGY EQUIPMENT -- 1.81%
    Varian Semiconductor Equipment Associates, Inc.*       1,900         70,015
                                                                   ------------
    TELECOMMUNICATIONS EQUIPMENT -- 4.34%
    Interdigital Communications Corp.* .............       7,600        167,960
                                                                   ------------
    MISCELLANEOUS -- 1.02%
    ADE Corp.* .....................................       2,100         39,312
                                                                   ------------

    TOTAL PRODUCER DURABLES ....................................        522,961
                                                                   ------------

TECHNOLOGY -- 62.71%
    COMPUTER SERVICES & SOFTWARE -- 30.75%
    Ansoft Corp.* ..................................       6,300        127,260
    Citadel Security Software, Inc.* ...............      15,100         39,260
    Cognizant Technology Solutions Corp.* ..........       5,400        228,582
    Forgent Networks, Inc.* ........................      19,200         40,896
    Hyperion Solutions Corp.* ......................       1,700         79,254
    Magma Design Automation, Inc.* .................       1,700         21,352
    MICROS Systems, Inc.* ..........................       3,100        241,986
    Niku Corp.* ....................................       4,800         96,768
    Opnet Technologies, Inc.* ......................       4,800         40,416
    OPSWARE, Inc.* .................................      16,100        118,174
    Progress Software Corp.* .......................       3,600         84,060
    Silicon Image, Inc.* ...........................       2,800         46,088
    Ultimate Software Group, Inc.* .................       2,000         25,360
                                                                   ------------
                                                                      1,189,456
                                                                   ------------
    COMMUNICATIONS TECHNOLOGY -- 13.49%
    Harmonic, Inc* .................................      10,300         85,902
    Intervoice-Brite, Inc.* ........................       3,700         49,395
    Ixia* ..........................................       4,000         67,240
    Netgear, Inc.* .................................       4,200         76,398
    Redback Networks, Inc.* ........................      16,200         86,832
    Seachange International, Inc.* .................       4,900         85,456
    Viasat, Inc.* ..................................       2,900         70,383
                                                                   ------------
                                                                        521,606
                                                                   ------------


28                                See accompanying Notes to Financial Statements

================================================================================
EMERALD MUTUAL FUNDS -- SELECT TECHNOLOGY FUND
SCHEDULE OF INVESTMENTS -- CONCLUDED               DECEMBER 31, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                      MARKET
                                                        SHARES         VALUE
                                                        ------        ------

    ELECTRICAL & ELECTRONICS -- 2.38%
    Benchmark Electronics, Inc.* ...................       2,700   $     92,070
                                                                   ------------
    ELECTRONICS -- 7.00%
    Avid Technology, Inc.* .........................       1,300         80,275
    Flir Systems, Inc.* ............................         800         51,032
    II-VI, Inc.* ...................................       2,400        101,976
    Vishay Intertechnology, Inc.* ..................       2,500         37,550
                                                                   ------------
                                                                        270,833
                                                                   ------------
    ELECTRONICS: SEMICONDUCTORS -- 9.09%
    Silicon Laboratories, Inc.* ....................         600         21,186
    Siliconix, Inc.* ...............................       2,904        105,967
    Virage Logic Corp.* ............................       8,900        165,273
    Zebra Technologies Corp.* ......................       1,050         59,094
                                                                   ------------
                                                                        351,520
                                                                   ------------

    TOTAL TECHNOLOGY ...........................................      2,425,485
                                                                   ------------
    TOTAL COMMON STOCKS (COST $2,826,425) ......................      3,744,507
                                                                   ------------
SHORT-TERM INVESTMENTS -- 9.00%
    First American Prime Obligations Fund, 1.82%
    (COST $185,000) + ..............................     185,000        185,000
    Federated Treasury Obligations Fund, 1.51%
    (COST $163,257) + ..............................     163,257        163,257
                                                                   ------------

    TOTAL SHORT-TERM INVESTMENTS (COST $ 348,257) ..............        348,257
                                                                   ------------

TOTAL INVESTMENTS (COST $3,174,682) -- 105.81% .................      4,092,764
                                                                   ------------

OTHER ASSETS AND LIABILITIES, NET -- (5.81%) ...................       (224,805)
                                                                   ------------

NET ASSETS -- 100.00% ..........................................   $  3,867,959
                                                                   ============

*     Non-income producing security

+ Variable rate security, the coupon rate shown represents the rate at December 31, 2004


See accompanying Notes to Financial Statements                                29

========================================================================================================
EMERALD MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES                                       DECEMBER 31, 2004 (UNAUDITED)
--------------------------------------------------------------------------------------------------------

                                                                            SELECT            SELECT
                                                                         BANKING AND        TECHNOLOGY
                                                        GROWTH FUND      FINANCE FUND          FUND
                                                      --------------    --------------    --------------
ASSETS
Investments in securities at market value (cost
  $96,826,216, $219,563,947 and $3,174,682,
  respectively) ...................................   $  130,250,228    $  291,834,075    $    4,092,764
Receivables:
  Capital shares sold .............................       41,437,106         2,039,715                --
  Investment securities sold ......................          103,130                --           119,211
  Dividends and interest ..........................           13,172           345,049               327
Other assets ......................................           36,194            54,695            16,984
                                                      --------------    --------------    --------------

    Total assets ..................................      171,839,830       294,273,534         4,229,286
                                                      --------------    --------------    --------------

LIABILITIES
Payables for:
  Capital shares redeemed .........................          407,562           261,246             1,925
  Investment securities purchased .................          626,436         4,064,812           350,673
  Advisory fee payable ............................           79,855           189,467             3,241
Accrued expenses and other liabilities ............           47,950            68,999             5,488
                                                      --------------    --------------    --------------
       Total liabilities ..........................        1,161,803         4,584,524           361,327
                                                      --------------    --------------    --------------
NET ASSETS ........................................   $  170,678,027    $  289,689,010    $    3,867,959
                                                      ==============    ==============    ==============

NET ASSETS CONSIST OF:
Paid in capital ...................................   $  139,304,934    $  214,688,733    $   11,394,360
Accumulated net realized gain/(loss) on investments       (1,279,885)        3,286,641        (8,402,671)
Accumulated net investment loss ...................         (771,034)         (556,492)          (41,812)
Net unrealized appreciation on investments ........       33,424,012        72,270,128           918,082
                                                      --------------    --------------    --------------
       Total net assets ...........................   $  170,678,027    $  289,689,010    $    3,867,959
                                                      ==============    ==============    ==============

CLASS A SHARES:
Net assets ........................................   $  156,979,673    $  177,943,596    $    3,380,002
                                                      ==============    ==============    ==============
Shares of beneficial interest issued and
  outstanding, no par value .......................       11,917,210         6,205,873           452,748
                                                      --------------    --------------    --------------
Net asset value and redemption price per share
  ($156,979,673 / 11,917,210 shares, $177,943,596
  / 6,205,873 shares and $3,380,002 / 452,748
  shares, respectively) ...........................   $        13.17    $        28.67    $         7.47
                                                      ==============    ==============    ==============
Maximum offering price per share1 ($13.17 / 0.9525,
  $28.67 / 0.9525 and $7.47 / 0.9525, respectively)   $        13.83    $        30.10    $         7.84
                                                      ==============    ==============    ==============

CLASS C SHARES:
Net assets ........................................   $   13,698,354    $  111,745,414    $      487,957
                                                      --------------    --------------    --------------
Shares of beneficial interest issued and
  outstanding, no par value .......................        1,070,804         3,992,843            66,712
                                                      --------------    --------------    --------------
Net asset value, offering and redemption price per
  share(2) ($13,698,354 / 1,070,804 shares,
  111,745,414 / 3,992,843 shares and $487,957 /
  66,712 shares, respectively) ....................   $        12.79    $        27.99    $         7.31
                                                      ==============    ==============    ==============

(1)   Net asset value plus sales charge of 4.75% of the offering price.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.


30                                See accompanying Notes to Financial Statements

=======================================================================================================
EMERALD MUTUAL FUNDS
STATEMENTS OF OPERATIONS                                                  DECEMBER 31, 2004 (UNAUDITED)
-------------------------------------------------------------------------------------------------------
                                                       FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2004
                                                                              SELECT          SELECT
                                                                            BANKING AND     TECHNOLOGY
                                                           GROWTH FUND     FINANCE FUND        FUND
                                                           ------------    ------------    ------------
INVESTMENT INCOME
  Dividends ............................................   $    152,892    $  1,795,912    $        394
  Interest .............................................         25,708          44,628           2,253
                                                           ------------    ------------    ------------
       Total investment income .........................        178,600       1,840,540           2,647
                                                           ------------    ------------    ------------
EXPENSES
  Investment Advisory fees .............................        440,938       1,139,402          16,768
  12b-1 fees -- Class A ................................        183,877         253,980           7,239
  12b-1 fees -- Class C ................................         62,555         484,332           2,290
  Transfer agent, administration and fund accounting ...        145,480         298,987           4,146
  Professional fees ....................................         34,592          68,706           3,601
  Insurance expense ....................................         10,962          19,857             342
  Trustees' fees .......................................         10,020          20,546             285
  Reports to shareholders ..............................         11,134          22,828             317
  Proxy expense ........................................         12,830          28,681             386
  Federal and state registration fees ..................          9,264          14,503           5,539
  Custody fees .........................................         12,098          14,619           1,814
  Other ................................................         15,884          30,591           1,732
                                                           ------------    ------------    ------------
       Total expenses before fee waivers ...............        949,634       2,397,032          44,459
  Advisory fee waived ..................................             --              --              --
                                                           ------------    ------------    ------------
       Total expenses ..................................        949,634       2,397,032          44,459
                                                           ------------    ------------    ------------
Net Investment (Loss) ..................................       (771,034)       (556,492)        (41,812)
                                                           ------------    ------------    ------------
REALIZED AND UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS
  Net realized gain/(loss) on investments ..............     (1,244,587)      3,440,033           8,712
  Change in unrealized appreciation on investments .....      6,928,536      33,064,339         192,213
                                                           ------------    ------------    ------------
  Net realized and unrealized gain/(loss) on investments      5,683,949      36,504,372         200,925
                                                           ------------    ------------    ------------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS ......................................   $  4,912,915    $ 35,947,880    $    159,113
                                                           ============    ============    ============


See accompanying Notes to Financial Statements                                31

=====================================================================================================================
EMERALD MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2004 (UNAUDITED)
                                                                                         SELECT            SELECT
                                                                                       BANKING AND       TECHNOLOGY
                                                                     GROWTH FUND      FINANCE FUND          FUND
                                                                   --------------    --------------    --------------

OPERATIONS
  Net investment loss ..........................................   $     (771,034)   $     (556,492)   $      (41,812)
  Net realized gain/(loss) on investments ......................       (1,244,587)        3,440,033             8,712
  Change in unrealized appreciation on investments .............        6,928,536        33,064,339           192,213
                                                                   --------------    --------------    --------------
          Net increase in net assets resulting
            from operations ....................................        4,912,915        35,947,880           159,113
                                                                   --------------    --------------    --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income -- Class A .............................               --                --                --
  Net investment income -- Class C .............................               --                --                --
  Net realized capital gain -- Class A .........................       (2,630,169)       (4,974,573)               --
  Net realized capital gain -- Class C .........................         (325,503)       (3,519,861)               --
                                                                                     --------------    --------------
          Total dividends and distributions to shareholders ....       (2,955,672)       (8,494,434)               --
                                                                                     --------------    --------------
CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets resulting from
 capital share transactions ....................................       43,055,794        40,850,213           (11,218)
                                                                   --------------    --------------    --------------
TOTAL INCREASE IN NET ASSETS ...................................       45,013,037        68,303,659           147,895
NET ASSETS
  Beginning of period ..........................................      125,664,990       221,385,351         3,720,064
                                                                   --------------    --------------    --------------
  End of period ................................................   $  170,678,027    $  289,689,010    $    3,867,959
                                                                   ==============    ==============    ==============
  Undistributed net investment income ..........................               --                --                --
                                                                   ==============    ==============    ==============

---------------------------------------------------------------------------------------------------------------------
FOR THE FISCAL YEAR ENDED JUNE 30, 2004
                                                                                         SELECT            SELECT
                                                                                       BANKING AND       TECHNOLOGY
                                                                     GROWTH FUND      FINANCE FUND          FUND
                                                                   --------------    --------------    --------------
OPERATIONS
  Net investment loss ..........................................   $   (1,558,356)   $     (628,630)   $     (104,370)
  Net realized gain/(loss) on investments
    and securities sold short ..................................       14,486,056         9,555,944           615,631
  Change in unrealized appreciation/(depreciation)
    on investments and securities sold short ...................       10,180,503        26,712,754           192,271
                                                                   --------------    --------------    --------------
          Net increase in net assets
           resulting from operations ...........................       23,108,203        35,640,068           703,532
                                                                   --------------    --------------    --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income -- Class A .............................               --           (20,232)               --
  Net investment income -- Class C .............................               --                --                --
  Net realized capital gain -- Class A .........................               --          (692,942)               --
  Net realized capital gain -- Class C .........................               --          (364,072)               --
                                                                   --------------    --------------    --------------
          Total dividends and distributions to shareholders ....               --        (1,077,246)               --
                                                                   --------------    --------------    --------------
CAPITAL SHARE TRANSACTIONS
  Net increase in net assets resulting from
    capital share transactions .................................       19,592,101        99,775,582           243,888
                                                                   --------------    --------------    --------------
TOTAL INCREASE IN NET ASSETS ...................................       42,700,304       134,338,404           947,420
NET ASSETS
  Beginning of period ..........................................       82,964,686        87,046,947         2,772,644
                                                                   --------------    --------------    --------------
  End of period ................................................   $  125,664,990    $  221,385,351    $    3,720,064
                                                                   ==============    ==============    ==============
  Undistributed net investment income ..........................               --                --                --
                                                                   ==============    ==============    ==============

32                                See accompanying Notes to Financial Statements

==================================================================================================
EMERALD MUTUAL FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
GROWTH FUND
                                                      FOR THE SIX-MONTH
                                                         PERIOD ENDED      FOR THE        FOR THE
                                                      DECEMBER 31, 2004  YEAR ENDED     YEAR ENDED
                                                         (UNAUDITED)    JUNE 30, 2004  JUNE 30, 2003
                                                           CLASS A         CLASS A        CLASS A
                                                          ----------     ----------     ----------
Net Asset Value, Beginning of Period .................    $    13.02     $    10.21     $    10.26
                                                          ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net investment loss ..................................         (0.07)(1)      (0.17)(1)      (0.10)(1)
Net realized and unrealized gain/(loss) on investments          0.53           2.98           0.05
                                                          ----------     ----------     ----------
  Total from investment operations ...................          0.46           2.81          (0.05)
                                                          ----------     ----------     ----------
LESS DISTRIBUTIONS
------------------
Distributions from net realized capital gain .........         (0.31)            --             --
                                                          ----------     ----------     ----------
Net Asset Value, End of Period .......................    $    13.17     $    13.02     $    10.21
                                                          ==========     ==========     ==========

Total Return* ........................................          3.98%(2)      27.52%         (0.49)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000s) ..................    $  156,980     $  112,354     $   78,060
Ratio of expenses to average net assets ..............          1.55%(3)       1.57%          1.73%
Ratio of net investment (loss) to average net assets .         (1.23)%(3)     (1.34)%        (1.14)%
Portfolio turnover rate ..............................            35%            62%            79%

* Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

** On July 1, 2000, the Class C Shares went effective and the existing class of shares was designated Class A Shares.

(1) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

(2)   Aggregate total return, not annualized.

(3)   Annualized.


See accompanying Notes to Financial Statements                                33

==================================================================================================
EMERALD MUTUAL FUNDS
FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
GROWTH FUND
                                                            FOR THE        FOR THE
                                                          YEAR ENDED     YEAR ENDED       FOR THE
                                                         JUNE 30, 2002  JUNE 30, 2001   YEAR ENDED
                                                            CLASS A       CLASS A**    JUNE 30, 2000
                                                          ----------     ----------     ----------
Net Asset Value, Beginning of Period .................    $    12.50     $    18.31     $    11.70
                                                          ----------     ----------     ----------

INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net investment loss ..................................         (0.10)(1)      (0.05)(1)      (0.12)
Net realized and unrealized gain/(loss) on investments         (2.14)         (1.58)          7.79
                                                          ----------     ----------     ----------
  Total from investment operations ...................         (2.24)         (1.63)          7.67
                                                          ----------     ----------     ----------
LESS DISTRIBUTIONS
------------------
Distributions from net realized capital gain .........            --          (41.8)         (1.06)
                                                          ----------     ----------     ----------
Net Asset Value, End of Period .......................    $    10.26     $    12.50     $    18.31
                                                          ==========     ==========     ==========

Total Return* ........................................        (17.92)%        (9.62)%       (66.58)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000s) ..................    $   82,805     $  107,325     $  136,649
Ratio of expenses to average net assets ..............          1.62%          1.56%          1.45%
Ratio of net investment (loss) to average net assets .         (0.88)%        (0.40)%        (0.66)%
Portfolio turnover rate ..............................            61%            60%           102%

* Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

** On July 1, 2000, the Class C Shares went effective and the existing class of shares was designated Class A Shares.

(1) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

(2)   Aggregate total return, not annualized.

(3)   Annualized.


34                                See accompanying Notes to Financial Statements

================================================================================================================================
EMERALD MUTUAL FUNDS
FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
GROWTH FUND
                                                      FOR THE SIX-MONTH
                                                         PERIOD ENDED   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                                      DECEMBER 31, 2004     ENDED          ENDED          ENDED         ENDED
                                                          (UNAUDITED)  JUNE 30, 2004  JUNE 30, 2003  JUNE 30, 2002  JUNE 30, 2001
                                                            CLASS C        CLASS C        CLASS C        CLASS C       CLASS C**
                                                          ----------     ----------     ----------     ----------     ----------
Net Asset Value, Beginning of Period .................    $    12.70     $    10.02     $    10.14     $    12.43     $    18.31
                                                          ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net investment loss ..................................         (0.11)(1)      (0.25)(1)      (0.16)(1)      (0.17)(1)      (0.13)(1)
Net realized and unrealized gain/(loss) on investments          0.51           2.93           0.04          (2.12)         (1.57)
                                                          ----------     ----------     ----------     ----------     ----------
  Total from investment operations ...................          0.40           2.68          (0.12)         (2.29)         (1.70)
                                                          ----------     ----------     ----------     ----------     ----------
LESS DISTRIBUTIONS
------------------
Distributions from net realized capital gain .........         (0.31)            --             --             --          (4.18)
                                                          ----------     ----------     ----------     ----------     ----------
Net Asset Value, End of Period .......................    $    12.79     $    12.70     $    10.02     $    10.14     $    12.43
                                                          ==========     ==========     ==========     ==========     ==========

Total Return* ........................................          3.60%(2)      26.75%         (1.18)%       (18.42)%       (10.08)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000s) ..................    $   13,698     $   13,311     $    4,905     $    3,505     $    1,434
Ratio of operating expenses to average net assets ....          2.20%(3)       2.22%          2.39%          2.27%          2.21%
Ratio of net investment (loss) to average net assets .        (1.88)%(3)      (1.99)%        (1.81)%        (1.53)%        (1.05)%
Portfolio turnover rate ..............................            35%            62%            79%            61%            60%

* Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

** On July 1, 2000, the Class C Shares went effective and the existing class of shares was designated Class A Shares.

(1) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

(2)   Aggregate total return, not annualized.

(3)   Annualized.


See accompanying Notes to Financial Statements                                35

==================================================================================================
EMERALD MUTUAL FUNDS
FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
SELECT BANKING AND FINANCE FUND
                                                      FOR THE SIX-MONTH
                                                         PERIOD ENDED     FOR THE        FOR THE
                                                      DECEMBER 31, 2004  YEAR ENDED     YEAR ENDED
                                                         (UNAUDITED)    JUNE 30, 2004  JUNE 30, 2003
                                                            CLASS A        CLASS A        CLASS A
                                                          ----------     ----------     ----------
Net Asset Value, Beginning of Period .................    $    25.74     $    19.89     $    18.36
                                                          ----------     ----------     ----------

INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net investment income ................................         (0.03)(1)      (0.03)(1)       0.03
Net realized and unrealized gain/(loss) on investments          3.95           6.07           1.84
                                                          ----------     ----------     ----------
  Total from investment operations ...................          3.92           6.04           1.87
                                                          ----------     ----------     ----------
LESS DIVIDENDS AND DISTRIBUTIONS
--------------------------------
Dividends from net investment income .................            --          (0.01)            --
Dividends in excess of net investment income .........            --             --             --
Distributions from net realized capital gain .........         (0.99)         (0.18)         (0.34)
                                                          ----------     ----------     ----------
  Total dividends and distributions ..................         (0.99)         (0.19)         (0.34)
                                                          ----------     ----------     ----------
Net Asset Value, End of Period
                                                          $    28.67     $    25.74     $    19.89
                                                          ==========     ==========     ==========

Total Return* ........................................         15.82%(2)      30.53%         10.46%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000s) ..................    $  177,944     $  133,136     $   59,565
Ratio of operating expenses to average net assets
  before reimbursement by Adviser and waivers ........          1.72%(3)       1.74%          1.97%
Ratio of operating expenses to average net assets
  after reimbursement by Adviser and waivers .........           n/a(4)         n/a(4)         n/a(4)
Ratio of net investment income/(loss) to average net
  assets before reimbursement by Adviser and waivers .         (0.20)%(3)     (0.13)%         0.20%
Ratio of net investment income/(loss) to average net
  assets after reimbursement by Adviser and waivers ..           n/a(4)         n/a(4)         n/a(4)
Portfolio turnover rate ..............................            10%            29%            47%

* Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

** On July 1, 2000, the Class C Shares went effective and the existing class of shares was designated Class A Shares.

(1) Net investment income/(loss) per share represents net investment income/(loss) divided by the average shares outstanding throughout the period.

(2)   Aggregate total return, not annualized.

(3)   Annualized.

(4)   Not applicable: no reimbursements were made by the Adviser.


36                                See accompanying Notes to Financial Statements

==================================================================================================
EMERALD MUTUAL FUNDS
FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
SELECT BANKING AND FINANCE FUND
                                                           FOR THE        FOR THE
                                                          YEAR ENDED     YEAR ENDED       FOR THE
                                                         JUNE 30, 2002  JUNE 30, 2001   YEAR ENDED
                                                           CLASS A        CLASS A**    JUNE 30, 2000
                                                          ----------     ----------     ----------
Net Asset Value, Beginning of Period .................    $    15.55     $    11.20     $    13.36
                                                          ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net investment income (loss) .........................          00.5(1)        0.18(1)        0.08
Net realized and unrealized gain/(loss) on investments          3.01           4.34          (2.20)
                                                          ----------     ----------     ----------
  Total from investment operations ...................          3.06           4.52          (2.12)
                                                          ----------     ----------     ----------
LESS DIVIDENDS AND DISTRIBUTIONS
--------------------------------
Dividends from net investment income .................         (0.08)         (0.17)         (0.03)
Dividends in excess of net investment income .........            --             --          (0.01)
Distributions from net realized capital gain .........         (0.17)            --             --
                                                          ----------     ----------     ----------
  Total dividends and distributions ..................         (0.25)         (0.17)         (0.04)
                                                          ----------     ----------     ----------
Net Asset Value, End of Period .......................    $    18.36     $    15.55     $    11.20
                                                          ==========     ==========     ==========

Total Return* ........................................         19.96%         40.72%        (15.91)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000s) ..................    $   34,933     $   14,822     $   10,947
Ratio of operating expenses to average net assets
  before reimbursement by Adviser and waivers ........          2.26%          2.94%          2.60%
Ratio of operating expenses to average net assets
  after reimbursement by Adviser and waivers .........           n/a(4)        2.35%          2.35
Ratio of net investment income/(loss) to average net
  assets before reimbursement by Adviser and waivers .         (0.28)%         0.79%          0.51%
Ratio of net investment income/(loss) to average net
  assets after reimbursement by Adviser and waivers ..           n/a(4)        1.38%          0.76%
Portfolio turnover rate ..............................            27%            55%            46%

* Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

** On July 1, 2000, the Class C Shares went effective and the existing class of shares was designated Class A Shares.

(1) Net investment income/(loss) per share represents net investment income/(loss) divided by the average shares outstanding throughout the period.

(2)   Aggregate total return, not annualized.

(3)   Annualized.

(4)   Not applicable: no reimbursements were made by the Adviser.


See accompanying Notes to Financial Statements                                37

================================================================================================================================
EMERALD MUTUAL FUNDS
FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------------------
FOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD
SELECT BANKING AND FINANCE FUND
                                                       FOR THE SIX-MONTH
                                                          PERIOD ENDED  FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                                       DECEMBER 31, 2004    ENDED          ENDED          ENDED          ENDED
                                                          (UNAUDITED)   JUNE 30, 2004  JUNE 30, 2003  JUNE 30, 2002  JUNE 30, 2001
                                                            CLASS C        CLASS C        CLASS C        CLASS C       CLASS C**
                                                          ----------     ----------     ----------     ----------     ----------
Net Asset Value, Beginning of Period .................    $    25.23     $    19.62     $    18.24     $    15.47     $    11.20
                                                          ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net investment income/(loss) .........................         (0.11)(1)      (0.18)(1)      (0.08)(1)      (0.06)(1)       0.10(1)
Net realized and unrealized gain/(loss) on investments          3.86           5.97           1.80           3.00           4.34
                                                          ----------     ----------     ----------     ----------     ----------
  Total from investment operations ...................          3.75           5.79           1.72           2.94           4.44
                                                          ----------     ----------     ----------     ----------     ----------
LESS DIVIDENDS AND DISTRIBUTIONS
--------------------------------
Dividends from net investment income .................            --             --             --             --          (0.17)
Distributions from net realized capital gain .........         (0.99)         (0.18)         (0.34)         (0.17)            --
                                                          ----------     ----------     ----------     ----------     ----------
  Total dividends and distributions ..................         (0.99)         (0.18)         (0.34)         (0.17)         (0.17)
                                                          ----------     ----------     ----------     ----------     ----------
Net Asset Value, End of Period .......................    $    27.99     $    25.23     $    19.62     $    18.24     $    15.47
                                                          ==========     ==========     ==========     ==========     ==========

Total Return* ........................................         15.46%         29.68%          9.69%         19.22%         40.00%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000s) ..................    $  111,745     $   88,249     $   27,482     $    6,210     $      513
Ratio of operating expenses to average net assets
  before reimbursement by Adviser and waivers ........          2.37%(3)       2.39%          2.66%          2.91%          3.59%
Ratio of operating expenses to average net assets
  after reimbursement by Adviser and waivers .........           n/a(4)         n/a(4)         n/a(4)         n/a(4)        3.00%
Ratio of net investment income/(loss) to average net
  assets before reimbursement by Adviser and waivers .         (0.85)%(3)     (0.77)%        (0.43)%        (0.37)%         0.14%
Ratio of net investment income/(loss) to average net
  assets after reimbursement by Adviser and waivers ..           n/a(4)         n/a(4)         n/a(4)         n/a(4)        0.73%
Portfolio turnover rate ..............................            10%            29%            47%            27%            55%

* Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

** On July 1, 2000, the Class C Shares went effective and the existing class of shares was designated Class A Shares.

(1) Net investment income/(loss) per share represents net investment income/(loss) divided by the average shares outstanding throughout the period.

(2)   Aggregate total return, not annualized.

(3)   Annualized.

(4)   Not applicable: no reimbursements were made by the Adviser.


38                                See accompanying Notes to Financial Statements

==================================================================================================
EMERALD MUTUAL FUNDS
FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
SELECT TECHNOLOGY FUND
                                                      FOR THE SIX-MONTH
                                                         PERIOD ENDED      FOR THE        FOR THE
                                                      DECEMBER 31, 2004  YEAR ENDED     YEAR ENDED
                                                          (UNAUDITED)   JUNE 30, 2004  JUNE 30, 2003
                                                            CLASS A        CLASS A        CLASS A
                                                          ----------     ----------     ----------
Net Asset Value, Beginning of Period .................    $     7.13     $     5.64     $     5.38
                                                          ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net investment loss ..................................         (0.08)(1)      (0.19)(1)      (0.12)(1)
Net realized and unrealized gain/(loss) on investments          0.42           1.68           0.38
                                                          ----------     ----------     ----------
  Total from investment operations ...................          0.34           1.49           0.26
                                                          ----------     ----------     ----------
LESS DISTRIBUTIONS
------------------
Distributions from net realized capital gain .........            --             --             --
                                                          ----------     ----------     ----------
Net Asset Value, End of Period .......................    $     7.47     $     7.13     $     5.64
                                                          ==========     ==========     ==========

Total Return** .......................................          4.77%(2)      26.42%          4.83%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000s) ..................    $    3,380     $    3,202     $    2,572
Ratio of operating expenses to average net assets
  before reimbursement by Adviser and waivers ........           n/a(4)        2.75%          4.99%
Ratio of operating expenses to average net assets
  after reimbursement by Adviser and waivers .........          2.58%(3)       2.74%          2.90%
Ratio of net investment (loss) to average net assets
  before reimbursement by Adviser and waivers ........           n/a(4)       (2.67)%        (4.78)%
Ratio of net investment (loss) to average net assets
  after reimbursement by Adviser and waivers .........        (2.43)%(3)      (2.65)%        (2.69)%
Portfolio turnover rate ..............................            67%            65%           151%

* Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

** On July 1, 2000, the Class C Shares went effective and the existing class of shares was designated Class A Shares.

(1) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

(2)   Aggregate total return, not annualized.

(3)   Annualized.

(4)   Not applicable: no reimbursements were made by the Adviser.


See accompanying Notes to Financial Statements                                39

==================================================================================================
EMERALD MUTUAL FUNDS
FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
SELECT TECHNOLOGY FUND
                                                            FOR THE        FOR THE
                                                          YEAR ENDED     YEAR ENDED       FOR THE
                                                         JUNE 30, 2002  JUNE 30, 2001   YEAR ENDED
                                                            CLASS A       CLASS A**    JUNE 30, 2000
                                                          ----------     ----------     ----------
Net Asset Value, Beginning of Period .................    $    12.15     $    29.59     $    12.17
                                                          ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net investment loss ..................................         (0.20)(1)      (0.43)(2)      (0.55)(1)
Net realized and unrealized gain/(loss) on investments         (6.15)        (13.01)         18.62
                                                          ----------     ----------     ----------
  Total from investment operations ...................         (6.35)        (13.44)         18.07
                                                          ----------     ----------     ----------
LESS DISTRIBUTIONS
------------------
Distributions from net realized capital gain .........         (0.42)         (4.00)         (0.65)
                                                          ----------     ----------     ----------
Net Asset Value, End of Period .......................    $     5.38     $    12.15     $    29.59
                                                          ==========     ==========     ==========

Total Return** .......................................        (53.76)%       (51.80)%       148.95%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in 000s) ..................    $    3,132     $    8,054     $   19,390
Ratio of operating expenses to average net assets
  before reimbursement by Adviser and waivers ........          4.66%          3.41%          2.67%
Ratio of operating expenses to average net assets
  after reimbursement by Adviser and waivers .........          2.90%          2.90%           n/a(4)
Ratio of net investment (loss) to average net assets
  before reimbursement by Adviser and waivers ........         (4.26)%        (2.76)%        (2.17)%
Ratio of net investment (loss) to average net assets
  after reimbursement by Adviser and waivers .........         (2.50)%        (2.25)%          n/a(4)
Portfolio turnover rate ..............................           249%           193%           199%

* Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

** On July 1, 2000, the Class C Shares went effective and the existing class of shares was designated Class A Shares.

(1) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

(2)   Aggregate total return, not annualized.

(3)   Annualized.

(4)   Not applicable: no reimbursements were made by the Adviser.


40                                See accompanying Notes to Financial Statements

================================================================================================================================
EMERALD MUTUAL FUNDS
FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------------------
FOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD
SELECT TECHNOLOGY FUND
                                                      FOR THE SIX-MONTH
                                                         PERIOD ENDED   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                                      DECEMBER 31, 2004     ENDED          ENDED          ENDED          ENDED
                                                          (UNAUDITED)   JUNE 30, 2004  JUNE 30, 2003  JUNE 30, 2002  JUNE 30, 2001
                                                            CLASS C        CLASS C        CLASS C        CLASS C       CLASS C**
                                                          ----------     ----------     ----------     ----------     ----------
Net Asset Value, Beginning of Period .................    $     7.00     $     5.56     $     5.33     $    12.10     $    29.59
                                                          ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net investment loss ..................................         (0.09)(1)      (0.22)(1)      (0.15)(1)      (0.24)(1)      (0.37)
Net realized and unrealized gain/(loss) on investments          0.40           1.66           0.38          (6.11)        (13.12)
                                                          ----------     ----------     ----------     ----------     ----------
  Total from investment operations ...................          0.31           1.44           0.23          (6.35)        (13.49)
                                                          ----------     ----------     ----------     ----------     ----------
LESS DISTRIBUTIONS
------------------
Distributions from net realized capital gain .........            --             --             --          (0.42)         (4.00)
                                                          ----------     ----------     ----------     ----------     ----------
Net Asset Value, End of Period .......................    $     7.31     $     7.00     $     5.56     $     5.33     $    12.10
                                                          ==========     ==========     ==========     ==========     ==========

Total Return* ........................................          4.43%(2)      25.90%          4.32%        (53.99)%       (52.00)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000s) ..................    $      488     $      518     $      201     $       89     $      301
Ratio of operating expenses to average net assets
  before reimbursement by Adviser and waivers ........           n/a(4)        3.25%          5.49%          5.16%          3.91%
Ratio of operating expenses to average net assets
  after reimbursement by Adviser and waivers .........          3.08%(3)       3.24%          3.40%          3.40%          3.40%
Ratio of net investment (loss) to average net assets
  before reimbursement by Adviser and waivers ........        n/a(4)          (3.17)%        (5.28)%        (4.76)%        (3.26)%
Ratio of net investment (loss) to average net assets
  after reimbursement by Adviser and waivers .........        (2.92)%(3)      (3.15)%        (3.19)%        (3.00)%        (2.75)%
Portfolio turnover rate ..............................            67%            65%           151%           249%           193%

* Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

** On July 1, 2000, the Class C Shares went effective and the existing class of shares was designated Class A Shares.

(1) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

(2)   Aggregate total return, not annualized.

(3)   Annualized.

(4)   Not applicable: no reimbursements were made by the Adviser.


See accompanying Notes to Financial Statements                                41

================================================================================
EMERALD MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS                      DECEMBER 31, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1 -- DESCRIPTION OF FUNDS

      The HomeState Group (the "Trust"), an open-end management investment company, was established as a Pennsylvania common law trust on August 26, 1992, and is registered under the Investment Company Act of 1940, as amended. The Trust has established three series: the Emerald Growth Fund, the Emerald Select Banking and Finance Fund and the Emerald Select Technology Fund (each a "Fund" and collectively, the "Funds").

      The Emerald Growth Fund commenced operations on October 1, 1992. The investment objective of the Fund is long-term growth of capital through capital appreciation. To pursue its objective, the Fund will invest at least 80% of its total assets in a diversified portfolio of common stocks, preferred stocks and securities convertible into common and preferred stocks. Prior to July 1, 2001, the Fund was named the HomeState Pennsylvania Growth Fund and had a narrower investment objective.

      The Emerald Select Banking and Finance Fund commenced operations on February 18, 1997. The investment objective of the Fund is long-term growth through capital appreciation. Income is a secondary objective. To pursue its objective, the Fund will invest at least 80% of its total assets in a diversified portfolio of banking and financial services companies. Prior to October 20, 1998, the Fund was named the HomeState Select Opportunities Fund and had a different investment objective.

      The Emerald Select Technology Fund commenced operations on October 31, 1997. The investment objective of the Fund is to seek capital appreciation by investing in a non-diversified portfolio of equity securities of public companies in the technology sector. To pursue its objective, the Fund will invest at least 80% of its total assets in such companies. Prior to February 29, 2000, the Fund was named HomeState Year 2000 Fund and had a narrower investment objective.

      The Funds issued a second class of shares, Class C Shares, and renamed the initial class as Class A Shares on July 1, 2000. The two classes differ principally in their respective distribution expenses and arrangements as well as their respective sale and contingent deferred sales charge arrangements. Both classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

      Class A Shares are subject to an initial sales charge of 4.75% imposed at the time of purchase. Class C Shares were subject to an initial sales charge of 1.00% imposed at the time of purchase, as well as a contingent deferred sales charge ("CDSC") for redemptions made within one year of purchase, in accordance with the Fund's prospectus. The CDSC is 1.00% of the lesser of the current market value or the cost of shares being redeemed. Effective April 1, 2004, the Board of Trustees authorized the elimination of the 1.00% initial sales charge on the Class C shares.

      Certain funds invest a high percentage of their assets in specific sectors of the market, especially technology, banking and financial. As a result, the economic and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on the fund's net asset value and will cause its shares to fluctuate more than if the fund did not concentrate in investments in a particular sector.

================================================================================
EMERALD MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED         DECEMBER 31, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies followed by the trust:

      SECURITY VALUATION -- Investment securities and securities sold short traded on a national securities exchange are valued at the last reported sales price on the security's principal exchange, which is usually at 4:00 p.m. Eastern time, unless there are no transactions on the valuation date, in which case they are valued at the mean between the closing asked and bid prices. Securities traded over-the-counter are valued at the last reported sales price unless there is no reported sales price, in which case the mean between the closing asked and bid price is used. Investments in open-ended registered investment companies are valued at their net asset value each business day. An option contract is valued at the last sales price as quoted on the principal exchange on which such option is traded, or in the absence of a sale, the mean between the last bid and ask prices. Debt securities with maturities of sixty days or less are valued at amortized cost, which approximates market value. Where market quotations are not readily available, securities are valued using methods, which the Board of Trustees believe, in good faith, accurately reflects their fair value.

      INCOME RECOGNITION -- Interest income is accrued as earned. Dividend income and expense for securities sold short is recorded on the ex-dividend date. Income, expense (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the fair value of settled shares. Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. All discounts and premiums on fixed income securities are amortized on the effective interest method for tax and financial reporting purposes.

      SECURITIES TRANSACTIONS -- Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined using the first-in, first-out (FIFO) cost method.

      DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders, which are determined in accordance with federal tax regulations, are recorded on the ex-dividend date. Net gains realized from securities transactions and dividends from net investment income, if any, would normally be distributed to shareholders in August and December. The Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

      USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      OPTION WRITING/PURCHASING -- The Emerald Select Banking and Finance Fund and the Emerald Select Technology Fund may write or purchase financial options contracts solely for the purpose of hedging their existing portfolio securities, or securities that the funds intend to purchase, against fluctuations in

================================================================================
EMERALD MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED         DECEMBER 31, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

      fair value caused by changes in prevailing market interest rates. When the funds write or purchase an option, an amount equal to the premium received or paid by the funds is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options, which expire unexercised, are treated by the funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the funds have realized a gain or loss on investment transactions. Risks arise from entering into written option transactions from the potential inability of counterparties to meet the terms of the contracts, the potential inability to enter into closing transaction because of an illiquid secondary market and from unexpected movements in security values. At December 31, 2004, the Emerald Select Banking and Finance Fund and the Emerald Technology Fund held no purchased or written options.

      SHORT SALES -- The Emerald Select Banking and Finance Fund and the Emerald Select Technology Fund may sell securities short. Short sales are transactions in which a fund sells a security that it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the fund must borrow the security to deliver to the buyer. The fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund bears the risk of a loss if the market price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The funds will realize a gain if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. All short sales must be fully collateralized. The funds maintain collateral consisting of cash, U.S. Government securities or other liquid assets in an amount at least equal to the market value of their respective short positions. The funds are liable for any dividends payable on securities while those securities are in a short position. At December 31, 2004, the Emerald Select Banking and Finance Fund and the Emerald Technology Fund had no securities sold short.

NOTE 3 -- CAPITAL STOCK

      At December 31, 2004, each Fund had authorized an unlimited number of shares of beneficial interest with no par value.

================================================================================
EMERALD MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED         DECEMBER 31, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

      The following table summarizes the capital share transactions of each
      Fund:

      GROWTH FUND

                                  FOR THE SIX-MONTH PERIOD ENDED         FOR THE YEAR ENDED
                                  DECEMBER 31, 2004 (UNAUDITED)             JUNE 30, 2004
                                  -----------------------------     -----------------------------
                                             CLASS A                           CLASS A
                                  -----------------------------     -----------------------------
                                     SHARES           AMOUNT           SHARES           AMOUNT
                                  ------------     ------------     ------------     ------------
      Sales ..................       4,051,031     $ 52,103,951        2,720,528     $ 34,341,896
      Reinvested distributions         220,696        2,443,099               --               --
      Redemptions ............        (982,483)     (11,725,303)      (1,739,742)     (21,675,806)
                                  ------------     ------------     ------------     ------------
      Net increase ...........       3,289,244     $ 42,821,747          980,786     $ 12,666,090
                                  ------------     ============     ------------     ============
      SHARES OUTSTANDING:
           Beginning of period       8,627,966                         7,647,180
                                  ------------                      ------------
           End of period .....      11,917,210                         8,627,966
                                  ============                      ============

                                  FOR THE SIX-MONTH PERIOD ENDED         FOR THE YEAR ENDED
                                  DECEMBER 31, 2004 (UNAUDITED)             JUNE 30, 2004
                                  -----------------------------     -----------------------------
                                             CLASS C                           CLASS C
                                  -----------------------------     -----------------------------
                                     SHARES           AMOUNT           SHARES           AMOUNT
                                  ------------     ------------     ------------     ------------
      Sales ..................          83,080     $    963,459          650,886     $  8,067,108
      Reinvested distributions          26,657          287,362               --               --
      Redemptions ............         (87,215)      (1,016,774)         (92,133)      (1,141,097)
                                  ------------     ------------     ------------     ------------
      Net increase ...........          22,522     $    234,047          558,753     $  6,926,011
                                  ------------     ============     ------------     ============
      SHARES OUTSTANDING:
           Beginning of period       1,048,282                           489,529
                                  ------------                      ------------
           End of period .....       1,070,804                         1,048,282
                                  ============                      ============

      Total Net Increase .....                     $ 43,055,794                      $ 19,592,101
                                                   ============                      ============

================================================================================
EMERALD MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED         DECEMBER 31, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

      SELECT BANKING AND FINANCE FUND

                                  FOR THE SIX-MONTH PERIOD ENDED         FOR THE YEAR ENDED
                                  DECEMBER 31, 2004 (UNAUDITED)             JUNE 30, 2004
                                  -----------------------------     -----------------------------
                                             CLASS A                           CLASS A
                                  -----------------------------     -----------------------------
                                     SHARES           AMOUNT           SHARES           AMOUNT
                                  ------------     ------------     ------------     ------------
      Sales ..................       1,572,757     $ 42,183,653        3,961,024     $ 94,794,254
      Reinvested distributions         177,520        4,386,921           26,278          592,917
      Redemptions ............        (715,847)     (18,531,995)      (1,810,887)     (44,476,237)
                                  ------------     ------------     ------------     ------------
      Net increase ...........       1,034,430     $ 28,038,579        2,176,415     $ 50,910,934
                                  ------------     ============     ------------     ============
      SHARES OUTSTANDING:
           Beginning of period       5,171,443                         2,995,028
                                  ------------                      ------------
           End of period .....       6,205,873                         5,171,443
                                  ============                      ============

                                  FOR THE SIX-MONTH PERIOD ENDED         FOR THE YEAR ENDED
                                  DECEMBER 31, 2004 (UNAUDITED)             JUNE 30, 2004
                                  -----------------------------     -----------------------------
                                             CLASS C                           CLASS C
                                  -----------------------------     -----------------------------
                                     SHARES           AMOUNT           SHARES           AMOUNT
                                  ------------     ------------     ------------     ------------
      Sales ..................         590,339     $ 15,441,137        2,359,446     $ 55,258,198
      Reinvested distributions         104,304        2,520,733           11,968          267,326
      Redemptions ............        (199,503)      (5,150,236)        (274,673)      (6,660,876)
                                  ------------     ------------     ------------     ------------
      Net increase ...........         495,140     $ 12,811,634        2,096,741     $ 48,864,648
                                  ------------     ============     ------------     ============
      SHARES OUTSTANDING:
           Beginning of period       3,497,703                         1,400,962
                                  ------------                      ------------
           End of period .....       3,992,843                         3,497,703
                                  ============                      ============
      Total Net Increase .....                     $ 40,850,213                      $ 99,775,582
                                                   ============                      ============

================================================================================
EMERALD MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED         DECEMBER 31, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

      SELECT TECHNOLOGY FUND

                                  FOR THE SIX-MONTH PERIOD ENDED         FOR THE YEAR ENDED
                                  DECEMBER 31, 2004 (UNAUDITED)             JUNE 30, 2004
                                  -----------------------------     -----------------------------
                                             CLASS A                           CLASS A
                                  -----------------------------     -----------------------------
                                     SHARES           AMOUNT           SHARES           AMOUNT
                                  ------------     ------------     ------------     ------------
      Sales ..................          53,817     $    366,809          127,511     $    957,303
      Reinvested distributions              --               --               --               --
      Redemptions ............         (50,400)        (329,710)        (134,440)        (974,250)
                                  ------------     ------------     ------------     ------------
      Net increase (decrease)            3,417     $     37,099           (6,929)    $    (16,947)
                                  ------------     ============     ------------     ============
      SHARES OUTSTANDING:
           Beginning of period         449,331                           456,260
                                  ------------                      ------------
           End of period .....         452,748                           449,331
                                  ============                      ============

                                  FOR THE SIX-MONTH PERIOD ENDED         FOR THE YEAR ENDED
                                  DECEMBER 31, 2004 (UNAUDITED)             JUNE 30, 2004
                                  -----------------------------     -----------------------------
                                             CLASS C                           CLASS C
                                  -----------------------------     -----------------------------
                                     SHARES           AMOUNT           SHARES           AMOUNT
                                  ------------     ------------     ------------     ------------
      Sales ..................              --     $         --           49,228     $    341,700
      Reinvested distributions              --               --               --               --
      Redemptions ............          (7,324)         (48,317)         (11,260)         (80,865)
                                  ------------     ------------     ------------     ------------
      Net Increase (Decrease)           (7,324)    $    (48,317)          37,968     $    260,835
                                  ------------     ============     ------------     ============
      SHARES OUTSTANDING:
           Beginning of period          74,036                            36,068
                                  ------------                      ------------
           End of period .....          66,712                            74,036
                                  ============                      ============
      Total Net Increase
        (Decrease) ...........                     $    (11,218)                     $    243,888
                                                   ============                      ============

NOTE 4 -- INVESTMENT TRANSACTIONS

      During the six-month period ended December 31, 2004, purchases and sales of investment securities (excluding securities sold short, options, and short-term investments) were as follows:

                                           SELECT BANKING     SELECT TECHNOLOGY
                         GROWTH FUND      AND FINANCE FUND           FUND
                        ------------        ------------        ------------
      Purchases ....    $ 42,194,339        $ 53,188,837        $  1,960,217
      Sales ........      40,322,403          24,207,936           1,951,730

================================================================================
EMERALD MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED         DECEMBER 31, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 5 -- FEDERAL TAX POLICIES AND INFORMATION

      The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the distribution of all of their taxable income and realized capital gains. Accordingly, no provision for federal income taxes is considered necessary in the financial statements.

      At December 31, 2004, the total cost of securities and the net realized gains and losses on securities sold for Federal income tax purposes are different from amounts reported for financial reporting purposes generally due to losses incurred in so called "wash sales," which losses cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The aggregate gross unrealized appreciation and depreciation for securities (including short sales held by the Funds at December 31, 2004, were as follows:

                                                           TAX BASIS NET                     TAX BASIS
                                             COST FOR       UNREALIZED    TAX BASIS GROSS      GROSS
                                          FEDERAL INCOME   APPRECIATION     UNREALIZED      UNREALIZED
      FUND                                 TAX PURPOSES   (DEPRECIATION)   APPRECIATION    DEPRECIATION
      ----                                 ------------    ------------    ------------    ------------
      Growth Fund .....................    $ 96,897,384    $ 33,352,844    $ 37,038,283    $  3,685,439
      Select Banking and Finance Fund .     219,563,947      72,270,128      73,020,674         750,546
      Select Technology Fund ..........       3,174,682         918,082       1,021,595         103,513

      The Funds' tax basis capital gains and losses are determined only at the end of each fiscal year. At June 30, 2004, undistributed ordinary income and long-term capital gains for tax purposes are as follows:

                                        UNDISTRIBUTED     LONG-TERM      CAPITAL LOSS
                                       ORDINARY INCOME  CAPITAL GAINS    CARRYFORWARDS
                                       ---------------  -------------    -------------
      Growth Fund ...................              --    $  2,955,672              --
      Select Banking and Finance Fund    $  3,562,290       4,778,752              --
      Select Technology Fund ........              --              --    $ (8,407,042)

      At June 30, 2004, the Select Technology Fund had accumulated capital loss carryforwards for Federal income tax purposes of $8,407,042 of which $6,558,055 expires in 2010 and $1,848,987 expires in 2011. To the extent the Funds realize future net capital gains, those gains will be offset by unused capital loss carryforwards. During the year ended June 30, 2004, the Growth Fund and Select Technology Fund utilized capital loss carryovers of $10,087,274 and $617,865 respectively.

      Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise.

================================================================================
EMERALD MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED         DECEMBER 31, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

      The tax character of dividends and distributions paid for the six-month period ended December 31, 2004 and the fiscal year ended June 30, 2004 were as follows:

                                                ORDINARY INCOME                LONG-TERM CAPITAL GAINS
                                                ---------------                -----------------------
                                           SIX-MONTH       FISCAL YEAR         SIX-MONTH       FISCAL YEAR
                                         PERIOD ENDED         ENDED          PERIOD ENDED         ENDED
                                      DECEMBER 31, 2004   JUNE 30, 2004   DECEMBER 31, 2004   JUNE 30, 2004
                                      -----------------   -------------   -----------------   -------------
      Growth Fund ...................              --                --      $  2,955,672                --
      Select Banking and Finance Fund    $  3,608,725      $     20,232         4,885,709      $  1,057,014
      Select Technology Fund ........              --                --                --                --

NOTE 6 -- EXPENSES AND TRANSACTIONS WITH AFFILIATED PARTIES

      Emerald Advisors, Inc. serves as the investment advisor (the "Advisor") to the Funds for which it receives investment advisory fees from each Fund. The fee for the Emerald Growth Fund is based on average daily net assets at the annual rate of 0.75% on assets up to and including $250 million, 0.65% for assets in excess of $250 million up to and including $500 million, 0.55% for assets in excess of $500 million up to and including $750 million, and 0.45% for assets in excess of $750 million. The fee for the Emerald Select Banking and Finance Fund and the Emerald Select Technology Fund is based on average daily net assets at the annual rate of 1.00% on assets up to and including $100 million and 0.90% for assets in excess of $100 million. Under the terms of the investment advisory agreement, Emerald Advisors, Inc., may also waive or reimburse the Funds for certain expenses. Through October 31, 2005, the Advisor has contractually agreed to waive its advisory fee and/or reimburse other expenses to the extent that the Fund's total operating exceed the following:

                                                     CLASS A        CLASS C
                                                     -------        -------
      Growth Fund ..........................          2.25%          2.90%
      Select Banking and Finance Fund ......          2.35%          3.00%
      Select Technology Fund ...............          2.90%          3.40%

      The following table summarizes the advisory fees and expense waivers/reimbursements for the six-month period ended December 31, 2004.

                                                   GROSS         ADVISORY FEE/
                                                  ADVISORY    WAIVED/REIMBURSED
                                                  --------    -----------------
      Growth Fund ........................     $    440,938     $         --
      Select Banking and Finance Fund ....        1,139,402               --
      Select Technology Fund .............           16,768               --

================================================================================
EMERALD MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED         DECEMBER 31, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 7 -- OTHER AGREEMENTS

      The Emerald Growth, Emerald Select Banking and Finance, and Emerald Select Technology Funds have adopted distribution plans (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Citco Mutual Fund Distributors, Inc. ("CMFD") is the sole distributor of the Trust's shares pursuant to a distribution agreement with each fund. The Plans provide that the Funds will pay CMFD for services provided and expenses incurred promoting the sale of shares of the Funds or maintaining or improving services provided to shareholders by CMFD or dealers. Under the Class A Plan, the Growth and Select Banking and Finance Funds will reimburse CMFD at an annual rate up to 0.35% and the Select Technology Fund will reimburse CMFD at an annual rate up to 0.50%, payable monthly, of the average net assets attributable to such class of shares. Under the Class C Plans, the Funds will reimburse CMFD at an annual rate up to 1.00%, payable monthly, of which, 0.25% is a shareholder service fee and 0.75% is for distribution-related expenses, of the average daily net assets attributable to such class of shares. For the six-month period ended December 31, 2004, the Funds paid CMFD under the terms of the Plan as follows:

                                                          DISTRIBUTION EXPENSES
                                                            FOR THE SIX-MONTH
                                                               PERIOD ENDED
                                              CLASS A       DECEMBER 31, 2004
                                              -------       -----------------
      Growth Fund ........................      0.35%         $    183,877
      Select Banking and Finance Fund ....      0.35%              253,980
      Select Technology Fund .............      0.50%                7,239

                                                                                              SHAREHOLDER
                                                            DISTRIBUTION                       SERVICING
                                                              EXPENSES                         EXPENSES
                                                         FOR THE SIX-MONTH                 FOR THE SIX-MONTH
                                                            PERIOD ENDED                     PERIOD ENDED
                                             CLASS C     DECEMBER 31, 2004     CLASS C     DECEMBER 31, 2004
                                             -------     -----------------     -------     -----------------
      Growth Fund .......................     0.75%        $   49,916           0.25%          $  15,639
      Select Banking and Finance Fund ...     0.75%           363,249           0.25%            121,083
      Select Technology Fund ............     0.75%             1,718           0.25%                572

      Citco Mutual Fund Services serves as transfer agent, administrator and accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds.

      The Funds' Declaration of Trust provides that each Trustee affiliated with the Funds' Adviser shall serve without compensation and each Trustee who is not so affiliated shall receive an annual retainer of $6,000 and $1,500 for each Trustee's meeting attended.

================================================================================
EMERALD MUTUAL FUNDS
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

INFORMATION ABOUT TRUSTEES

The business and affairs of the Funds are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees of the Funds is set forth below.The SAI includes additional information about the Fund's Trustees and Officers and is available, without charge, upon request by calling 1-800-232-0224.

                                                                                                    Number of
                                              Term of                                               Portfolios
                                              Office and                                             in Fund        Other
                             Positions(s)     Length of                                              Complex        Directorships
                             Held with        Time                Principal Occupation               Overseen       Held by
Name, Address and Age        the Fund         Served              During Past Five Years            by Trustee      Trustee
---------------------        --------         ------              ----------------------            ----------      -------

Disinterested Trustees:
Robert J. Dickson            Trustee          Since 2004          President of i5 Consulting           3            Fort Pitt
1703 Oregon Pike                                                  Solutions LLC from 2003                           Capital Funds
Lancaster, PA 17605                                               to the present; Vice                              (one portfolio
Age 55                                                            President-Finance and CFO,                        overseen)
                                                                  TRACO (a manufacturer
                                                                  & distributor of windows,
                                                                  doors, etc.) from 2001 to
                                                                  2003; Vice President &
                                                                  Treasurer, Carpenter
                                                                  Technology Corp. (a
                                                                  manufacturer of specialty
                                                                  metals) from 1997 to 2001.

Douglas S. Garban            Trustee          Since 2004          Disabled since 2001;                 3            None
1703 Oregon Pike                                                  First Vice President of
Lancaster, PA 17604                                               Smith Barney from 1994
Age: 40                                                           to 2001.

J. Barton Harrison           Trustee          Since 2002          Self employed,                       3            Steel Plant
1452 County Line Road                                             financial planning.                               Equipment
Rosemont, PA 19010                                                                                                  Corp.
Age: 73

Robert P. Newcomer           Trustee          Since 2004          Self employed consultant              3           Burnham
1703 Oregon Pike                                                  from 2004 to present;                             Corporation
Lancaster, PA 17605                                               President and COO                                 (manufacturer
Age: 56                                                           (2001-2003), Executive                            of boilers and
                                                                  Vice President (1993-2001)                        furnaces)
                                                                  and CFO (1993-2000) of
                                                                  P.H. Glatfelter Company
                                                                  (paper milling).

Dr. H. J. Zoffer             Trustee          Since 1992          Dean Emeritus and Professor           3           None
220 N. Bellefield Ave.,                                           of Business Administration,
Apt. 1201                                                         University of Pittsburgh.
Pittsburgh, PA 15213
Age: 73

================================================================================
EMERALD MUTUAL FUNDS
ADDITIONAL INFORMATION -- (UNAUDITED)
--------------------------------------------------------------------------------

Interested Trustees:
Kenneth G. Mertz II, C.F.A.* Trustee, Vice    Since 1992          President and Chief                  3            None
1703 Oregon Pike, Suite 101  President,                           Investment Officer,
Lancaster, PA 17601          Chief Financial                      Emerald Advisers, Inc.
Age: 51                      Officer and
                             Portfolio
                             Manager

Scott C. Penwell, Esq.**     Trustee          Since 1992          Partner at Duane, Morris             3            None
305 North Front Street                                            & Heckscher since 1981.
Harrisburg, PA 17108
Age: 48

OFFICERS OF THE TRUST

Name, Address, Birth Date,                                        Principal Occupation
Positions Held with Trust                                         During Past Five years
-------------------------                                         ----------------------
Kenneth G. Mertz II, C.F.A.                                       President of Emerald Advisers, Inc. since 1992
1703 Oregon Pike
Lancaster, PA 17601
Birthdate: June 14, 1952
Chairman of the Board of Trustees,
Vice President and Chief
Investment Officer

Daniel W. Moyer IV                                                President, Emerald Mutual Funds since 10/1/2002
1703 Oregon Pike                                                  as well as Executive Vice President of Emerald
Lancaster, PA 17601                                               Advisers, Inc. Managing Director and Senior Vice
Birthdate: March 7, 1955                                          President Emerald Asset Management 1992-2002
President                                                         as well as a Registered Sales Supervisor for First
                                                                  Montauk Securities Corp. 1992-2002

Stacey L. Sears                                                   Senior Vice President of Emerald Advisers, Inc. since
1703 Oregon Pike                                                  2001. Research analyst and administrative assistant,
Lancaster, PA 17601                                               Emerald Asset Management, Inc. 1992-2000, as well
Birthdate: November 10, 1971                                      as representative for First Montauk Securities Corp.,
Vice President and                                                1995 to 2000
Portfolio Manager

* Employee of Emerald Advisors, Inc. and "Interested Person" within the meaning of the Investment Company Act of 1940.

** Employee of the Trust's Legal Counsel and therefore an "Interested Person" within the meaning of the Investment Company Act of 1940.

================================================================================
                              EMERALD MUTUAL FUNDS
                              ------- ------ ------

       INVESTMENT ADVISER                         BOARD OF TRUSTEES
       ------------------                         -----------------
     EMERALD ADVISERS, INC.                        ROBERT J. DICKSON
         LANCASTER, PA                            DOUGLAS S. GARBAN
                                                  J. BARTON HARRISON
           DISTRIBUTOR                         KENNETH G. MERTZ II, CFA
           -----------                        ROBERT P. NEWCOMER SCOTT C.
 CITCO MUTUAL FUND DISTRIBUTORS                      PENWELL, ESQ.
          MALVERN, PA                              H.J. ZOFFER, PHD

       ADMINISTRATOR AND                           FUND MANAGEMENT
         TRANSFER AGENT                            ---------------
         --------------                         EMERALD ADVISERS, INC.
CITCO MUTUAL FUND SERVICES, INC.                1703 OREGON PIKE, SUITE
          MALVERN, PA                             101 P. O. BOX 10666
                                                 LANCASTER, PA 17605
           CUSTODIAN
           ---------                             SHAREHOLDER SERVICES
         U.S. BANK, N.A.                         --------------------
         CINCINNATI, OH                    CITCO MUTUAL FUND SERVICES, INC.
                                                    P. O. BOX C1100
    INDEPENDENT ACCOUNTANTS                  SOUTHEASTERN, PA 19398-1100
    -----------------------
   PRICEWATERHOUSECOOPERS LLP                      TELEPHONE NUMBERS
        PHILADELPHIA, PA                           -----------------
                                      THE FUND                    (800) 232-0224
         LEGAL COUNSEL                MARKETING / BROKER SERVICES (800) 232-6572
         -------------                           SHAREHOLDER SERVICES
      PEPPER, HAMILTON, LLP                         (800) 232-0224
        PHILADELPHIA, PA
                                              24 HOUR PRICING INFORMATION
                                              ---------------------------
                                                    1-800-232-0224
                                              www.emeraldmutualfunds.com

               This report is for the general information of Fund shareholders. For more detailed information about the Fund, please consult a copy of the Fund's current prospectus.This report is not authorized for distribution to prospective
         investors in the Fund unless preceded or accompanied by a copy of the current prospectus.

================================================================================
02/05

ITEM 2.  CODE OF ETHICS.

Not applicable at this time.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

Included in the Semi-Annual Report to Shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANY.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees,

ITEM 11. CONTROLS AND PROCEDURES.

      a. The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

      b. There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

      (a)(2) Certifications pursuant to rule 30a-2(a) under the Investment Company Act of 1940 ("1940 Act"), and Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith as Exhibits 99.302 cert.
      (a)(3) Not Applicable

      (b)    Certifications pursuant to rule 30a-2(b) under the 1940 Act and
             Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith as Exhibits 99.906 Cert.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized. (Registrant) The HomeState Group

By                                  /s/ Daniel W. Moyer IV
                                    ------------------------
                                    Daniel W. Moyer IV
                                    President
Date                                March 11, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By                                  /s/ Daniel W. Moyer IV
                                    ------------------------
                                    Daniel W. Moyer IV
                                    President
Date                                March 11, 2005


By                                  /s/ Kenneth G. Mertz II
                                    ------------------------
                                    Kenneth G. Mertz II
                                    Treasurer
Date                                March 11, 2005